Filed with the U.S. Securities and Exchange Commission on December 22, 2022

Securities Act File No. 333-268498

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM N-14
REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No. ___

EATON VANCE TAX-MANAGED Buy-Write Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

______________________

Two International Place

Boston, Massachusetts 02110

(Address of Principal Executive Offices)

(617) 482-8260

(Registrant’s Telephone Number, Including Area Code)

Deidre Walsh

c/o Eaton Vance Management

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after this Registration Statement becomes effective

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

Eaton Vance Tax-Managed Buy-Write Strategy Fund

Eaton Vance Management

Two International Place
Boston, Massachusetts 02110

[ ], 2022

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Tax-Managed Buy-Write Strategy Fund (“Acquired Fund”), which will be held in a hybrid format at the principal office of Acquired Fund, Two International Place, Boston, Massachusetts 02110, and telephonically on February 2, 2023 at 1:00 p.m. Eastern time, to consider a proposal to approve an Agreement and Plan of Reorganization (“Plan”) providing for the reorganization (the “Reorganization”) of Acquired Fund with and into Eaton Vance Tax-Managed Buy-Write Opportunities Fund (“Acquiring Fund” and, together with Acquired Fund, the “Funds”). Under the terms of the Plan, if approved, the shares of Acquired Fund will, in effect, be exchanged for new common shares of Acquiring Fund with an equal aggregate net asset value.

The enclosed combined Proxy Statement and Prospectus describes the Reorganization in detail. We ask you to read the enclosed information carefully and to submit your vote promptly.

After consideration and recommendation by Eaton Vance Management (“Eaton Vance” or the “Adviser”), the investment adviser to each Fund, the Board of Trustees of each of Acquired Fund and Acquiring Fund determined that the Reorganization is in the best interest of Acquired Fund and Acquiring Fund, respectively. The Board of Acquired Fund recommends that shareholders of Acquired Fund approve the Reorganization. Shareholders of Acquired Fund are expected to benefit from the Reorganization because, among other benefits, they would become shareholders of a significantly larger fund that has identical investment objectives and substantially similar investment policies and restrictions as Acquired Fund. Following the Reorganization, Acquiring Fund is expected to have a lower gross expense ratio and an identical or slightly lower total net expense ratio and combined advisory and administrative fee rate as is currently borne by Acquired Fund. Acquired Fund shareholders are also expected to benefit from substantial continuity in management and administration following the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

As part of our effort to maintain a safe and healthy environment at the meeting, we are pleased to offer our shareholders a hybrid meeting format. Subject to certain requirements discussed in the enclosed material, shareholders may attend the meeting in person or telephonically. We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, Acquired Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed proxy materials. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help Acquired Fund avoid the expense of additional solicitation.

If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-467-0743 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time. Your participation in this vote is extremely important.

Sincerely,

[ ]

Edward J. Perkin

President

Your vote is important – please return your proxy card promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone or over the Internet by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

EATON VANCE TAX-MANAGED BUY-WRITE STRATEGY FUND

(“Acquired Fund”)

Notice of SPECIAL Meeting of Shareholders
TO BE HELD FEBRUARY 2, 2023

To the shareholders of Acquired Fund:

A shareholder meeting for Acquired Fund will be held in a hybrid format at Two International Place, Boston, Massachusetts 02110 and telephonically on February 2, 2023, at 1:00 p.m. Eastern time to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization by and between Acquired Fund and Eaton Vance Tax-Managed Buy-Write Opportunities Fund (“Acquiring Fund”), pursuant to which Acquired Fund will transfer all of its assets to Acquiring Fund in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund. Shareholders of Acquired Fund will receive a proportional distribution of shares of Acquiring Fund.

The Board of Trustees of Acquired Fund recommends that you vote “FOR” this proposal.

2.	Any other business that may properly come before the meeting and any adjourned or postponed sessions thereof.

Shareholders of record as of the close of business on November 21, 2022 are entitled to vote at the meeting or any postponement or adjournment thereof.

By order of the Board of Trustees,

[ ]

Nicholas S. Di Lorenzo

Secretary

[ ], 2022

IMPORTANT

Shareholders can help the Board of Trustees of Acquired Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is included for your convenience.

QUESTIONS AND ANSWERS

Regarding the Proposed Reorganization of Eaton Vance Tax-Managed Buy-Write Strategy Fund (“Fund”) with and into Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Answers to questions about the proposed reorganization should be reviewed along with the proxy materials.

Q: Why did I receive a Proxy Statement?

A:	You are being asked to vote on an important matter related to your Fund. The Trustees of your Fund voted to recommend a reorganization (the “Reorganization”) of your Fund with and into Eaton Vance Tax-Managed Buy-Write Opportunities Fund. Fund shareholders are being asked to consider and approve an Agreement and Plan of Reorganization pursuant to which the Reorganization would be effected at a special meeting scheduled to be held on February 2, 2023 at 1:00 p.m. Eastern time.

The Trustees of your Fund recommend that you vote “FOR” the proposal.

Q: How will the Reorganization affect me?

A:	The Fund and Eaton Vance Tax-Managed Buy-Write Opportunities Fund have identical investment objectives and substantially similar investment policies. There are no material differences between the Funds’ fundamental and non-fundamental investment restrictions. If the Reorganization is approved and completed, as a shareholder of the Fund, you will become a shareholder of Eaton Vance Tax-Managed Buy-Write Opportunities Fund, and the number of shares you receive will be based on the pre-merger net asset value of your Fund shares. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the Reorganization, including a comparison of the investment objectives, policies and risks of the Fund and the Eaton Vance Tax-Managed Buy-Write Opportunities Fund, and for a more complete description of Eaton Vance Tax-Managed Buy-Write Opportunities Fund.

Q: Are there costs or U.S. federal income tax consequences of the Reorganization?

A:	The expenses of the Reorganization (whether or not completed) will be borne 50% by the Fund and 50% by Eaton Vance Management (“Eaton Vance” or the “Adviser”). The expenses of the Reorganization that will be split are estimated to be approximately $300,000 for legal costs and $70,000 for costs associated with proxy solicitation, printing, and mailing. The Fund will bear any brokerage or other portfolio transaction costs, including costs associated with repositioning the Fund’s portfolio in advance of the Reorganization, which are described in the Proxy Statement/Prospectus and are expected to be de minimis. The tax basis and holding period of a shareholder’s Fund shares are expected to carry over to the shares the shareholder receives in the Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

The Reorganization is expected to be tax-free for U.S. federal income tax purposes. The Fund is expected to reposition a portion of its portfolio in anticipation of the Reorganization to avoid adverse tax consequences associated with violating the Funds’ principal strategy to limit the overlap between their stock portfolio holdings and each of the S&P 500® Composite Stock Price Index and the NASDAQ-100® Index to less than 70%, based on fair market value, on an ongoing basis. Such a violation will result in the recognition of certain gains and losses. Based on the portfolio composition and valuations as of September 30, 2022, this repositioning would result in the Fund realizing approximately $6.4 million in net long-term gains and approximately $66,000 in net short-term losses, although the actual impact of this repositioning will vary based on a variety of factors, including market volatility and ordinary course portfolio transactions. The Fund expects that its capital loss carryforwards will be sufficient to offset these net long-term gains. To the extent that is not the case, capital gains recognized in these sales on a net basis will be distributed to the Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses).

Because the Reorganization will end the tax year of the Fund, it will accelerate distributions to shareholders from the Fund for its short tax year ending on the date of the Reorganization. These tax year-end distributions will be taxable to shareholders and will include any capital gains resulting from portfolio turnover prior to consummation of the Reorganization that were not previously distributed.

Q: Will there be any changes to my fees and expenses in connection with the Reorganization?

A:	Following the Reorganization, Eaton Vance Tax-Managed Buy-Write Opportunities Fund is expected to have a lower gross expense ratio and an identical or slightly lower total net expense ratio and combined advisory and administrative fee rate as is currently borne by the Fund.

Effective upon the closing of the Reorganization (assuming the Reorganization is approved by Fund shareholders), the Adviser has agreed to implement breakpoints in the advisory fee borne by Eaton Vance Tax-Managed Buy-Write Opportunities Fund. If Eaton Vance Tax-Managed Buy-Write Opportunities Fund achieves growth in its assets under management sufficient to reach breakpoint levels post-Reorganization, Eaton Vance Tax-Managed Buy-Write Opportunities Fund shareholders would be positioned to benefit from future advisory fee rate reductions.

Q: If approved, when would the Reorganization take place?

A:	The Reorganization would be expected to be completed as soon as practicable following the February 2, 2023 shareholder vote or later if the meeting is adjourned or postponed.

Q: What are the potential benefits of the Reorganization?

A:	It is expected that shareholders of the Fund will benefit from the Reorganization because they will become shareholders of a significantly larger fund that has identical investment objectives and substantially similar investment policies. As noted above, following the Reorganization, Eaton Vance Tax-Managed Buy-Write Opportunities Fund is expected to have the same net expense ratio and the same or lower combined advisory and administrative fees as the Fund currently. The Fund has a higher gross expense ratio than Eaton Vance Tax-Managed Buy-Write Opportunities Fund, but currently has the same net expense ratio as Eaton Vance Tax-Managed Buy-Write Opportunities Fund because Eaton Vance has undertaken to reimburse certain expenses of the Fund through February 28, 2023. While Eaton Vance will extend the Fund’s expense reimbursement arrangement through the date of the Reorganization if the Reorganization is approved by shareholders, if the Reorganization is not approved there is no assurance that the Fund’s expense reimbursement arrangement would continue. As such, potential benefits of the Reorganization to shareholders of the Fund include that it protects shareholders from possible increased expenses following the expiration of the Fund’s current expense reimbursement arrangement. As discussed below, the Fund will bear certain expenses associated with the Reorganization, and any cost savings experienced by the Fund following the Reorganization would be realized only after the Fund’s payment of those Reorganization expenses. As discussed above, if Eaton Vance Tax-Managed Buy-Write Opportunities Fund achieves growth in its assets under management sufficient to achieve subsequent breakpoint levels, post-Reorganization Eaton Vance Tax-Managed Buy-Write Opportunities Fund shareholders would be positioned to benefit from future advisory fee rate reductions. Fund shareholders are also expected to benefit from continuity in management and administration following the Reorganization, and potentially enhanced liquidity as shareholders of a larger, more actively-traded fund.

Q: Will management of the Fund change as a result of the Reorganization?

A:	No. The Fund’s adviser (Eaton Vance Management), sub-adviser (Parametric Portfolio Advisers LLC), and portfolio managers (G.R. Nelson and Thomas C. Seto) will all remain the same following the Reorganization.

Q: Who do I call with any questions?

A:	If you need assistance, or have questions regarding the proposal or how to vote your shares, please call AST Fund Solutions, your Fund’s proxy solicitor, toll-free at 1-800-467-0743. Please have your proxy materials available when you call.

Q: How do I attend the special shareholder meeting on February 2?

A:	As part of our effort to maintain a safe and healthy environment at the meeting, we are pleased to offer shareholders a hybrid meeting format. Subject to certain requirements discussed below, shareholders may attend the special meeting in person or telephonically.

If, as of November 21, 2022, you were a holder of record of shares of the Fund (i.e., you held shares of the Fund in your own name directly with the Fund) and you would like to be provided with the conference call dial-in information to participate in the meeting, you should email your full name and address to attendameeting@astfinancial.com and include the Fund name in the subject line. You will then be provided with the conference call dial-in information and instructions for voting during the meeting. All requests to participate in the meeting telephonically must be received no later than 5:00 p.m. Eastern time on January 31, 2023. If you are a record holder of shares of the Fund and plan to attend the meeting in person, you must show a valid photo identification (such as a driver’s license) and attest, in writing, that you have been fully vaccinated against COVID-19 to gain admission to the meeting. Please call 1-800-467-0743 for information on how to obtain directions to be able to attend and vote at the meeting.

If, as of November 21, you held shares of the Fund through an intermediary (such as a broker-dealer) and wish to participate in and vote at the meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of shares of the Fund you held and your name and email address. If you would like to be provided with the conference call dial-in information and instructions for voting during the meeting, you may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to attendameeting@astfinancial.com with “ETV – Legal Proxy” in the subject line. You will then be provided with the conference call dial-in information and instructions for voting during the meeting. All requests to participate in the meeting telephonically must be received no later than 5:00 p.m. Eastern time on January 31, 2023. If you hold shares of the Fund through an intermediary and plan to attend and vote at the meeting in person, you will be required to show a valid photo identification, your authority to vote your shares (referred to as a “legal proxy”) and attest, in writing, that you have been fully vaccinated against COVID-19 to gain admission to the meeting. As described above, you must contact your intermediary to obtain a legal proxy for your shares.

Q: How do I vote my shares?

A: You can vote in one of four ways:

•	By internet (log on to the website listed on your proxy card)
•	By telephone (call the toll-free number listed on your proxy card)
•	By mail (using the enclosed postage prepaid envelope)
•	At the special meeting of shareholders scheduled to occur on February 2, 2023 at 1:00 p.m. Eastern time.

The deadline for voting by telephone or internet is 11:59 p.m. Eastern time on February 1, 2023. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Why should I vote?

A:	Your vote is very important. We encourage you to return your vote as soon as possible. If the Fund does not receive enough votes, it will have to spend money on additional mailings and to solicit votes by telephone so that the meeting can take place. In this event, you may receive telephone calls from the Fund’s proxy solicitor in an attempt to obtain your vote. If you vote promptly, you likely will not receive such calls.

Q: What happens if the Reorganization is not approved by the Fund’s shareholders?

A:	The Reorganization will not be consummated unless approved by shareholders of the Fund. If the Reorganization is not approved, the Fund will continue to operate as a separate registered closed-end management investment company, and its Board of Trustees will consider what further actions, if any, may be in the best interests of the Fund and its shareholders, including, possibly, re-proposing the Reorganization or liquidating the Fund.

Q: Will Eaton Vance contact shareholders?

A:	Eaton Vance or its agents may contact shareholders directly. AST Fund Solutions is the Fund’s proxy solicitor and may call you, the shareholder, to verify that you have received proxy materials, to answer any questions that you may have and to offer to record your vote by telephone. If you vote promptly, you likely will not receive such calls.

Important additional information about the proposal is set forth in the Proxy Statement/Prospectus.

Please read it carefully.

The information contained in this Proxy Statement/Prospectus is not complete and will be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED December 22 , 2022

PROXY STATEMENT of

Eaton Vance Tax-Managed Buy-Write Strategy Fund

(“Acquired Fund”)

PROSPECTUS for

Shares of
Eaton Vance Tax-Managed Buy-Write Opportunities Fund
(“Acquiring Fund”)

Two International Place

Boston, Massachusetts 02110

(617) 482-8260

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 2, 2023

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR ACQUIRED FUND ARE AVAILABLE ON THE INTERNET AT https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php

Eaton Vance Management (“Eaton Vance” or the “Adviser”), the investment adviser to each of Acquired Fund and Acquiring Fund (each a “Fund” and, together, the “Funds”), is sending you this combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) in connection with the Special Meeting of Shareholders (the “Special Meeting”) of Acquired Fund to be held in a hybrid format on February 2, 2023 at 1:00 p.m. Eastern time at Two International Place, Boston, MA 02110 and telephonically. This document is both the Proxy Statement of Acquired Fund and the Prospectus of Acquiring Fund. A proxy card is enclosed with the foregoing Notice of a Special Meeting of Shareholders for the benefit of shareholders of Acquired Fund who wish to vote, but do not expect to be present at the Special Meeting. Shareholders also may vote by telephone or via the Internet. The proxy is solicited on behalf of the Board of Trustees of Acquired Fund. The deadline for voting by telephone or internet is 11:59 p.m. Eastern time on February 1, 2023 and proxy cards submitted via mail must be received by February 2, 2023 at 1:00 p.m. Eastern time.

This Proxy Statement/Prospectus relates to the proposed reorganization of Acquired Fund with and into Acquiring Fund (the “Reorganization”). The Agreement and Plan of Reorganization (the “Plan”) is attached as Appendix A. The Plan provides for the reorganization of Acquired Fund into Acquiring Fund, which, if approved, would be effected as follows:

•	Acquired Fund would transfer all of its assets in exchange for shares of Acquiring Fund and Acquired Fund would assign all of its liabilities to Acquiring Fund.
•	The shares of Acquiring Fund (including fractional shares, if applicable), having an aggregate net asset value equal to the value of the assets being transferred, would be distributed to Acquired Fund shareholders proportionately on the basis of the net asset value, in complete liquidation and dissolution of Acquired Fund.

Completion of the above steps is expected to be substantially contemporaneous. The Reorganization is expected to be tax-free for U.S. federal income tax purposes. After the Reorganization, Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objectives and policies described in this Proxy Statement/Prospectus.

Each Fund is a Massachusetts business trust registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of Acquiring Fund are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “ETV” and will continue to be so listed after the Reorganization. The shares of Acquired Fund are listed on the NYSE under the ticker symbol “EXD.” Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 11 Wall

Street, New York, New York 10005. Documents filed by the Funds with the U.S. Securities and Exchange Commission (“SEC”) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Each proxy will be voted in accordance with its instructions. If no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, AST Fund Solutions, or by executing and delivering a later dated proxy, or by attending the Special Meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. This Proxy Statement/Prospectus is initially being mailed to shareholders on or about [XX], 2022. Supplementary solicitations may be made by mail, telephone or electronic means.

The Trustees have fixed the close of business on November 21, 2022 as the record date (“Record Date”) for the determination of the shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Acquired Fund shareholders at the close of business on the Record Date will be entitled to one vote for each share of Acquired Fund held.

This Proxy Statement/Prospectus sets forth the information that you should know before voting. You should read and retain this Proxy Statement/Prospectus for future reference. To ask questions about this Proxy Statement/Prospectus, please call our toll-free number at 1-800-467-0743 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

The following documents are on file with the SEC and are available on the Funds’ website (https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php) or at no charge by contacting the Adviser at 1-800-262-1122. The documents are incorporated by reference (and therefore legally part of) this Proxy Statement/Prospectus.

▪	Acquiring Fund’s Prospectus dated April 29, 2022, as supplemented (File No. 333-264574)
▪	Acquiring Fund’s Statement of Additional Information dated April 29, 2022, as supplemented (File No. 333-264574)
▪	The audited financial statements and related independent registered public accounting firm’s report and the financial highlights contained in Acquiring Fund’s annual report to shareholders dated December 31, 2021 (SEC Accession No. 0001193125-22-053923)
▪	The financial statements and the financial highlights contained in Acquiring Fund’s semi-annual report to shareholders dated June 30, 2022, as amended (SEC Accession No. 0001193125-22-253903)
▪	The audited financial statements and related independent registered public accounting firm’s report and the financial highlights contained in Acquired Fund’s annual report to shareholders dated December 31, 2021 (SEC Accession No. 0001193125-22-053960)
▪	The financial statements and the financial highlights contained in Acquired Fund’s semi-annual report to shareholders dated June 30, 2022 (SEC Accession No. 0001193125-22-229823)
▪	A Statement of Additional Information dated December [30], 2022 that relates to this Proxy Statement/Prospectus and the Reorganization

No other parts of the Funds’ annual or semi-annual reports are incorporated by reference herein.

Shares of Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of Acquiring Fund have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is December [30], 2022.

1

TABLE OF CONTENTS

SUMMARY	1
PROPOSAL 1: APPROVE AGREEMENT AND PLAN OF REORGANIZATION	3
Comparison of the Funds: Investment Objectives and Policies	6
Risk Factors and Special Considerations	9
FEES AND EXPENSES FOR SHAREHOLDERS OF THE FUNDS	17
CAPITALIZATION	19
PAST PERFORMANCE OF EACH FUND	19
INFORMATION ABOUT SHARES OF THE FUNDS	19
U.S. FEDERAL INCOME TAX MATTERS	23
GOVERNING LAW	24
CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST	24
FINANCIAL HIGHLIGHTS	25
SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION AND OTHER FEATURES OF THE REORGANIZATION	25
TAX CONSEQUENCE OF THE REORGANIZATION	26
MANAGEMENT OF THE FUNDS AND FUND SERVICE PROVIDERS	28
REQUIRED VOTE AND OTHER INFORMATION ABOUT THE MEETING	31
OWNERSHIP OF SHARES	34
AVAILABLE INFORMATION	35
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B: TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN	B-1
APPENDIX C: FEDERAL INCOME TAX MATTERS	C-1
APPENDIX D: FINANCIAL HIGHLIGHTS	D-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

2

SUMMARY

The following is a summary of certain information contained in or incorporated by reference in this Proxy Statement/Prospectus. This summary is not intended to be a complete statement of all material features of the proposed Reorganization and is qualified in its entirety by reference to the full text of this Proxy Statement/ Prospectus, the Plan and the other documents referred to herein.

Proposed Transaction. The Trustees of Acquired Fund have approved the Plan, pursuant to which Acquired Fund will transfer all of its assets to Acquiring Fund in exchange for common shares of beneficial interest of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund. Acquired Fund will then terminate its registration under the 1940 Act, and dissolve under Massachusetts law. The Plan is attached hereto as Appendix A. The value of each shareholder’s shares of Acquiring Fund immediately after the Reorganization will be the same as the value of such shareholder’s Acquired Fund shares immediately prior to the Reorganization.

At or prior to the Closing, Acquired Fund shall declare a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and its net capital gains, if any, realized for the taxable year ending on the Closing Date. The Trustees, including the Trustees who are not “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), of Acquired Fund and Acquiring Fund have determined that the interests of existing shareholders of each Fund will not be diluted as a result of the transaction contemplated by the Reorganization and that the Reorganization is in the best interests of each Fund.

Background and Rationale for the Proposed Transaction. The Trustees of Acquired Fund considered a number of factors in approving the Reorganization, including, without limitation, the investment objectives, restrictions and policies of the Funds; the effect of the Reorganization on Fund fees and expenses; potential effects on market discounts/premiums to net asset value (“NAV”) per share; Fund performance history; the expectation that the Reorganization will not result in NAV dilution for shareholders of either Fund; the tax implications of the Reorganization; potential economies of scale; the costs, tax consequences and proposed terms of the Reorganization; the potential effect of the Reorganization on Eaton Vance, the adviser to each Fund; the continuity of management and administration between the two Funds; and the potential effect of the Reorganization on Fund distributions. The Trustees considered that, among other things, combining the Funds would be expected to produce additional economies of scale and that the Reorganization would be expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Moreover, the Trustees considered that shareholders of Acquired Fund are expected to benefit from a larger combined fund with identical investment objectives and substantially similar investment policies and that invests in substantially the same securities.

Process and Timing. Shareholders of Acquired Fund are being asked to vote on the Reorganization at the Special Meeting scheduled for February 2, 2023, at 1:00 p.m. Eastern time. Shareholders of record as of the close of business on November 21, 2022 are entitled to vote at the meeting or any postponement or adjournment thereof. If approved, the Reorganization is expected to be completed as soon as practicable following the shareholder meeting.

Comparison of the Funds. The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety to the more complete information contained herein and in the Statement of Additional Information. Shareholders should read the entire Proxy Statement/Prospectus carefully.

  Investment Objectives and Policies. Each Fund is a registered, diversified closed-end management investment company, sponsored and advised by Eaton Vance and sub-advised by Parametric Portfolio Associates LLC (“Parametric”). Each Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. Each Fund’s investment strategy consists of owning a diversified portfolio of common stocks and selling covered index call options. Under normal market conditions, each Fund’s investment program consists primarily of: (1) owning a diversified portfolio of common stocks, a segment of which (“Segment One”) seeks to exceed the total return performance of the S&P 500® Composite Stock Price Index (the “S&P 500®”) and a segment of which (“Segment Two”) seeks to exceed the total return performance of the NASDAQ-100® Index (the “NASDAQ-100®”); and (2) selling on a continuous basis S&P 500® call options on at least 80% of the value of Segment One and NASDAQ-100® call options on at least 80% of the value of Segment Two. The Funds have substantially similar investment policies and restrictions. Neither Fund employs leverage in seeking its investment objectives, although each maintains the flexibility to do so in the future.

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  Purchase and Sale of Fund Shares. Purchase and sale procedures for the shares of each Fund are identical. Investors typically purchase and sell shares of the Funds through a registered broker-dealer on the New York Stock Exchange (“NYSE”) or may purchase or sell shares through privately negotiated transactions with existing shareholders. Unlike Acquired Fund, however, Acquiring Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4) under the Securities Act of 1933, as amended (the “1933 Act”).

  Redemption Procedures. Redemption procedures for Acquired Fund and Acquiring Fund are also similar. The shares of each Fund have no redemption rights. However, the Board of Trustees of each Fund may consider open market share repurchases of, or tendering for, shares to seek to reduce or eliminate any discount in the marketplace of the shares from the NAV thereof. Each Fund’s ability to repurchase, or tender for, its shares may be limited by 1940 Act requirements.

  Principal Risks. Because the Funds have substantially similar investment strategies, they are subject to the same principal risks, including, among others: Market Risk, Equity Securities Risk, Option Strategy Risk, Risk of Selling Index Call Options, Derivatives Risk, Tax-Sensitive Investing Risk, Foreign Investment Risk, Emerging Markets Investment Risk, Currency Risk, Liquidity Risk, Interest Rate Risk, Inflation Risk, Dividend Capture Trading Risk and Risk of Investing in Smaller and Mid-Sized Companies. These and other risks of investing in the Funds are described more fully herein.

The Trustees of Acquired Fund believe that the proposed Reorganization is in the best interests of the Fund for the reasons described herein and recommend that the Fund’s shareholders vote “FOR” approval of the Agreement and Plan of Reorganization pursuant to which the Reorganization would be effected.

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PROPOSAL 1
APPROVE AGREEMENT AND PLAN OF REORGANIZATION

The Board of Trustees of each Fund, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of each Fund (the “Independent Trustees”), has approved the Plan for the Reorganization. If the shareholders of Acquired Fund approve the Plan, then Acquired Fund will merge with and into Acquiring Fund, with Acquiring Fund being the surviving entity. Shareholders of Acquired Fund will receive shares of beneficial interest of Acquiring Fund (including fractional shares, if applicable) (“Acquiring Fund Shares”). Acquired Fund will then terminate its registration under the 1940 Act and dissolve under Massachusetts law. The aggregate NAV of Acquiring Fund Shares received in the Reorganization will equal the aggregate NAV of Acquired Fund shares held immediately prior to the Reorganization. Acquiring Fund is expected to be the accounting survivor of the Reorganization.

The Reorganization seeks to combine two similar Funds and is expected to achieve certain economies of scale and other operational efficiencies. The Reorganization has been considered by the Board of Trustees of each Fund. Each Fund’s Board of Trustees, including the Independent Trustees, concluded that the Reorganization would be in the best interests of the Fund and that the interests of the Fund’s existing shareholders would not be diluted as a result of the Reorganization. In making these determinations, the Trustees considered a number of factors, including the following (excluding data provided below as of a December 2022 date, which is provided solely for the benefit of Acquired Fund shareholders in evaluating the Reorganization):

Similarity of Objectives, Restrictions and Policies. The Funds have identical investment objectives and substantially similar investment policies and restrictions. Each Fund invests in a diversified portfolio of common stocks and sells covered index call options. Under normal market conditions, each Fund’s investment program consists primarily of: (1) owning a diversified portfolio of common stocks, a segment of which (“Segment One”) seeks to exceed the total return performance of the S&P 500® and a segment of which (“Segment Two”) seeks to exceed the total return performance of the NASDAQ-100®; and (2) selling on a continuous basis S&P 500® call options on at least 80% of the value of Segment One and NASDAQ-100® call options on at least 80% of the value of Segment Two.

Effect on Fund Fees and Expenses. The contractual advisory and administrative services fee rate for Acquired Fund is 1.00% of average daily net assets, and the contractual advisory fee rate for Acquiring Fund is 1.00% of average daily gross assets. Because neither Fund has historically employed investment leverage, nor does Acquiring Fund have plans to do so in the future (although each Fund is permitted to do so by its respective investment policies), there is no meaningful difference between applying the 1.00% rate to the average daily gross assets and applying it to the average daily net assets. Accordingly, the Funds bear substantially similar fees for advisory and administrative services.

Effective upon the closing of the Reorganization (assuming the Reorganization is approved by Fund shareholders), Eaton Vance has agreed to implement breakpoints in the advisory fee borne by Acquiring Fund as follows:

Proposed Acquiring Fund Advisory Fee Schedule
Daily Net Assets	Annual Fee Rate
Up to and including $1.5 billion	1.000%
Over $1.5 billion up to and including $3 billion	0.980%
Over $3 billion up to and including $5 billion	0.960%
Over $5 billion	0.940%

Each Fund is also estimated to experience the same total net expense ratio after the Reorganization based on average net assets. Acquired Fund has a higher gross expense ratio than Acquiring Fund, but currently has the same net expense ratio as Acquiring Fund because Eaton Vance has undertaken to reimburse certain expenses of Acquired Fund through February 28, 2023. While Eaton Vance intends to extend that expense reimbursement arrangement through the date of the Reorganization if the Reorganization is approved by shareholders, if the Reorganization is not approved there is no assurance that Acquired Fund’s expense reimbursement arrangement would continue. As such, a potential benefit of the Reorganization to shareholders of Acquired Fund is that protects Acquired Fund from possible increased expenses following the expiration of the Fund’s current expense reimbursement arrangement.

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Shareholder approval of the advisory fee breakpoint schedule is not required. If the Acquiring Fund achieves growth in its assets under management sufficient to achieve subsequent breakpoint levels, post-Reorganization Acquiring Fund shareholders would be positioned to benefit from future advisory fee rate reductions.

Reorganization Trading Costs. The Funds have substantially similar investment strategies, including a principal strategy of each Fund to limit the overlap between their stock portfolio holdings and each of the S&P 500 and NASDAQ 100 to less than 70%, based on fair market value, on an ongoing basis (the “70% Restriction”). Acquired Fund is expected to reposition its portfolio in anticipation of the Reorganization to avoid adverse tax consequences associated with violating the 70% Restriction that would otherwise result by combining the current stock portfolio holdings of the two Funds, which will result in the recognition of certain gains and losses. As of December 16, 2022, the required repositioning is expected to affect 43 equity portfolio holding positions (representing approximately 13% of the Acquired Fund’s equity portfolio holdings). As of the same date, Acquired Fund expects to incur less than $1,000 in total brokerage commissions (less than one (1) basis point as a percentage of total net assets) to affect the required repositioning (i.e., sales of Acquired Fund equity holdings). As of December 16, 2022, this repositioning is expected to result in Acquired Fund realizing approximately $4.3 million in net long-term gains and approximately $148,000 in net short-term gains (estimated to be approximately $6.4 million and $66,000 (net short-term losses), respectively, as of September 30, 2022), although the final impact of this repositioning will vary based on a variety of factors, including market volatility and ordinary course portfolio transactions. The total estimated trading cost of such repositioning is expected to be de minimis. Because Acquired Fund is expected to have sufficient capital loss carry forwards to offset the impact of this repositioning, the repositioning is not expected to impact pre-Reorganization Acquired Fund shareholders’ tax liabilities (i.e., repositioning itself is not expected to result in associated capital gains distributions). However, the use of any such carry forwards for this purpose would reduce the total capital loss carry forwards available to Acquiring Fund following the Reorganization.

Tax Characteristics. In the Reorganization, Acquiring Fund will assume Acquired Fund’s capital loss carry forwards, subject to certain limitations. As of September 30, 2022, the Funds’ capital loss carryforwards and net unrealized gains were:

Acquired Fund	Projected CLCFs	$24,463,987
	Net Unrealized Gains	$30,134,625
Acquiring Fund	Projected CLCFs	$0
	Net Unrealized Gains	$862,740,835

Relative Investment Performance. Acquiring Fund was launched in June 2005 and Acquired Fund was launched in June 2010. Acquired Fund modestly outperformed Acquiring Fund based on NAV for the one- and three-year periods ended September 30, 2022, and Acquiring Fund outperformed Acquired Fund based on NAV for the five- and ten-year periods ended September 30, 2022. Acquiring Fund outperformed Acquired Fund based on market price for the one-, five- and ten-year periods ended September 30, 2022, and Acquired Fund outperformed Acquiring Fund based on market price for the three-year period ended September 30, 2022. Prior to February 8, 2019, Acquired Fund pursued a different investment strategy. Please see “Past Performance of Each Fund” for additional details.

Trading Discounts/Premiums to NAV. As with any capital stock, the price of each Fund’s shares will fluctuate based on market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Reorganization. Depending on the relative discount or premium of the shares of one Fund to the shares of the other Fund at the time of the Reorganization, the discount of a Fund’s shares may widen or the premium of a Fund’s shares may narrow (i.e., the market price of the shares may decrease relative to NAV). Due to a market price discount, Acquiring Fund Shares received by Acquired Fund shareholders may have an aggregate market value that is less than the market value of Acquired Fund shares exchanged for Acquiring Fund Shares, even though the exchange will take place on the basis of NAV. Likewise, Acquiring Fund shareholders would experience a decline in the market value of their holdings if Acquiring Fund shares were to trade at a higher discount after the Reorganization than before, even though the Reorganization is not expected to have any direct impact on Acquiring Fund’s NAV.

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No Expected NAV Dilution. Because shares of Acquiring Fund will be issued at the NAV per share of the Fund in exchange for the assets of Acquired Fund, net of the liabilities of Acquired Fund assumed by Acquiring Fund, the Reorganization will not result in any NAV dilution to shareholders of either Fund.

Tax-Free Reorganization. Acquired Fund will obtain an opinion of counsel to the effect that the Reorganization will be tax-free for U.S. federal income tax purposes, subject to certain qualifications. As such, Acquired Fund’s shareholders would not be expected to recognize a taxable gain or loss on the receipt of shares of Acquiring Fund in exchange solely for their shares of Acquired Fund. An Acquired Fund shareholder’s tax basis in Acquiring Fund shares received in the Reorganization would be the same as such shareholder’s tax basis in Acquired Fund shares and the tax holding period would be the same. Acquiring Fund’s tax basis in the assets received in the Reorganization would be the same as Acquired Fund’s tax basis in such assets immediately before the Reorganization and Acquiring Fund’s tax holding period for those assets would include Acquired Fund’s holding period.

Terms of the Plan and Cost Allocation. The Trustees considered the terms and conditions of the Plan and the costs associated with the Reorganization, which are to be borne 50% by Acquired Fund and 50% by Eaton Vance and are estimated to be approximately $370,000, excluding trading costs associated with repositioning Acquired Fund’s portfolio prior to the Reorganization (which are expected to be de minimis). The Trustees noted the alignment between the Funds’ objectives and strategies, as well as the pre-Reorganization Acquired Fund repositioning expected to be conducted to avoid adverse tax consequences associated with the 70% Restriction.

Continuity of Management and Administration. Eaton Vance is the investment adviser and Parametric is the sub-adviser of each Fund. Each of Eaton Vance and Parametric intends to manage the combined, surviving Fund in substantially the same manner as it managed each of the Funds prior to the Reorganization. There will also be continuity of individual portfolio managers, as Thomas C. Seto of Parametric and G.R. Nelson of Eaton Vance serve as portfolio managers to each Fund and would continue to serve as portfolio managers of the combined, surviving Fund. Eaton Vance also provides administration services to each of the Funds. Eaton Vance does so pursuant to an Investment Advisory and Administration Agreement with Acquired Fund and a separate Administration Agreement (under which Eaton Vance receives no additional compensation) with Acquiring Fund. Eaton Vance and its applicable personnel will continue to provide these administrative services to the combined, surviving Fund following the Reorganization, such that the Funds and their shareholders will continue to receive at least the same scope and quality of administrative services before and after the Reorganization.

Effect on Eaton Vance. The Board of Trustees also considered the effect of the Reorganization on the Funds’ investment adviser, Eaton Vance. Over time, Eaton Vance may achieve cost savings resulting from a consolidated portfolio management effort. The Board of Trustees also considered that, after the Reorganization, Eaton Vance will continue to collect advisory fees on Acquired Fund’s assets acquired by Acquiring Fund pursuant to the Reorganization. The Reorganization is not expected to result in a change in the aggregate advisory and administrative fee revenue annually to Eaton Vance as compared to the aggregate advisory and administrative fees it currently receives from the Funds, although to the extent that the combined Fund’s assets exceed one or more advisory fee breakpoints in the future, Eaton Vance’s effective advisory fee rate would decrease. The Board of Trustees also noted that the Reorganization, if approved, would eliminate Eaton Vance’s obligation under Acquired Fund’s current expense reimbursement arrangement.

The Board carefully reviewed the proposed Reorganization, with the advice and assistance of Fund counsel and independent legal counsel to the Board. In connection with its review, the Board requested and reviewed extensive information regarding the Reorganization, met with representatives of each Fund’s senior management at Eaton Vance, and met privately with independent legal counsel to the Board. In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors.

The Board of Trustees of Acquired Fund recommends that shareholders of Acquired Fund approve the Fund’s proposed Reorganization at the Special Meeting to be held on February 2, 2023. Shareholder approval of the Plan pursuant to which the Reorganization would be effected requires the vote by the holders of Acquired Fund of at least a majority of the shares outstanding and entitled to vote. Subject to the requisite approval of the shareholders of Acquired Fund with regard to the Reorganization, it is expected that the closing date of the Reorganization will be as soon as practicable following the February 2, 2023 meeting or later if the Special Meeting is adjourned or postponed.

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Comparison of the Funds:
Investment Objectives and Policies

The investment objectives, investment policies and risks of each Fund are substantially identical, except as described below. Except as set forth below, each Fund’s investment objectives and policies may be changed by the Board of Trustees without a shareholder vote. Set forth below is a comparison of the Funds, including their investment objectives, policies, fundamental investment restrictions and other pertinent factors.

	Acquired Fund (EXD)	Acquiring Fund (ETV)
Business	Diversified, closed-end management investment company organized as a Massachusetts business trust.
Investment objectives	Provide current income and gains, with a secondary objective of capital appreciation.
Net assets attributable to shares as of September 30, 2022	$85.9 million	$1.28 billion
Listing (shares)	NYSE (ticker symbol “EXD”)	NYSE (ticker symbol “ETV”)
Fiscal year end	December 31
Investment adviser and Sub-Adviser	Eaton Vance Management (Investment Adviser) Parametric Portfolio Associates LLC (Sub-Adviser)
Portfolio managers	Thomas C. Seto of Parametric and G.R. Nelson of Eaton Vance serve as portfolio managers to each Fund and would continue to serve as portfolio managers of the combined, surviving Fund.
Primary investments	The Funds invest primarily in common stocks of U.S. issuers. Under normal market conditions, at least 80% of the value of the Fund’s total assets will be subject to written index call options.
Investment strategy	Each Fund is a closed-end management investment company, sponsored and advised by Eaton Vance, with an investment strategy that consists of owning a diversified portfolio of common stocks and selling covered index call options. Under normal market conditions, each Fund’s investment program consists primarily of: (1) owning a diversified portfolio of common stocks, a segment of which (“Segment One”) seeks to exceed the total return performance of the S&P 500® Composite Stock Price Index (the “S&P 500®”) and a segment of which (“Segment Two”) seeks to exceed the total return performance of the NASDAQ-100® Index (the “NASDAQ-100®”); and (2) selling on a continuous basis S&P 500® call options on at least 80% of the value of Segment One and NASDAQ-100® call options on at least 80% of the value of Segment Two.
Leverage	Neither Fund employs leverage in seeking its investment objectives, although each maintains the flexibility to do so in the future.
Portfolio holdings overlap	Due to tax considerations, each Fund intends to limit the overlap between its stock portfolio holdings and each of the S&P 500® and the NASDAQ 100® to less than 70%, based on fair market value, on an ongoing basis.
Foreign issuers	Each Fund may invest up to 10% of its total assets in securities of foreign issuers, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“ERDs”). Each Fund may invest up to 5% of its total assets in securities of emerging market issuers.
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	Acquired Fund (EXD)	Acquiring Fund (ETV)
Derivatives	In addition to writing index call options, each Fund may invest up to 20% of its total assets in derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund’s total assets may be invested in such derivative instruments acquired for non-hedging purposes.
Illiquid securities	The Fund has no explicit limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.	The Fund may invest up to 15% of its total assets in investments for which there is no readily available trading market or are otherwise illiquid.
Active trading

Each Fund’s portfolio manager makes portfolio adjustments that reflect the Fund’s investment strategy but does not trade securities for the Fund for the purpose of seeking short-term profits.

For the fiscal year ended December 31, 2021, the portfolio turnover rate for Acquired Fund was 3% and the portfolio turnover rate for Acquiring Fund was 9%.

Temporary investments	Each Fund may invest without limitation in cash or cash equivalents for temporary defensive purposes.
When-issued securities and forward commitments	Each Fund may purchase securities on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future beyond normal settlement times) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. These transactions may create leverage in the Fund.
Restricted securities	Each Fund may hold securities that are legally restricted as to resale (such as those issued in private placements), including commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder, and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States pursuant to Regulation S thereunder. Each Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions.
Short sales	Each Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.
Securities lending	Each Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders’ fees, justifies the attendant risk.
Reverse repurchase agreements	The Fund has no policy or prohibition with respect to its ability to enter into reverse repurchase agreements	The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to a counterparty, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

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	Acquired Fund (EXD)	Acquiring Fund (ETV)
Fundamental Investment Restrictions

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. Text in ~~red strikethrough~~ applies only to Acquired Fund and text in blue underline applies only to Acquiring Fund.

As a matter of fundamental policy each Fund may not:

(1) Borrow money, except as permitted by the 1940 Act;

(2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. Each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, ~~currencies, interest~~ or other financial instruments;

(8) With respect to 75% of its total assets, invests more than 5% of its total assets (taken at current value) in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issues or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; or

(9) Invest more than 25% of its total assets in issuers in any one industry.

Risk Factors and Special Considerations

Risks Related to the Reorganization

Expenses. There is no guarantee that the combined, surviving Fund will realize economies of scale following the Reorganization and it may never experience any savings if its fixed costs increase or the value of its assets decreases. The realization of any reduced expenses will not affect shareholders of the Funds proportionately.

Premium/Discount to NAV. As with any capital stock, the price of each Fund’s shares will fluctuate based on market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Reorganization. Depending on the relative discount or premium of the shares of one Fund to the shares of the other Fund at the time of the Reorganization, the discount of a Fund’s shares may widen, or the premium of a Fund’s shares may narrow (i.e., the market price of the shares may decrease relative to NAV).

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General Risks of Investing in the Funds

The risk factors and other special considerations for investing in the common share of beneficial interest (“Common Shares”) each Fund are set forth below. Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because each Fund’s investment strategy consists of owning a diversified portfolio of common stocks and selling covered index call options (a “buy-write strategy”), any risks inherent in such strategy are equally applicable to each Fund and will continue to apply to Acquiring Fund after the Reorganization. The Reorganization itself is not expected to adversely affect the rights of shareholders of either of the Funds.

Secondary Market for the Common Shares. The issuance of Common Shares through an offering may have an adverse effect on the secondary market for the Common Shares. The increase in the amount of the Fund’s outstanding Common Shares resulting from an offering may put downward pressure on the market price for the Common Shares of the Fund. Common Shares will not be issued pursuant to an offering at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions.

The Fund also issues Common Shares of the Fund through its dividend reinvestment plan. See “Dividend Reinvestment Plan.” Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

When the Common Shares are trading at a premium, the Fund may also issue Common Shares of the Fund that are sold through transactions effected on the NYSE. The increase in the amount of the Fund’s outstanding Common Shares resulting from that offering may also put downward pressure on the market price for the Common Shares of the Fund.

The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Adviser is unable to invest the proceeds of such offering as intended, the Fund’s per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Because the Fund intends to sell index call options on a continuous basis on at least 80% of the value of its total assets, the Fund’s appreciation potential from equity market performance will be limited. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include such events as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate preexisting risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Issuer Risk. The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

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Equity Risk. Under normal market conditions, the Fund invests at least 80% of its total assets in a diversified portfolio of common stocks, which are a type of equity investment. The value of equity investments and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity investments will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels. Preferred stocks and other hybrid securities in which the Fund may invest may also be sensitive to changes in interest rates; when interest rates rise, their value will generally fall. Hybrid securities generally possess characteristics common to both equity and debt securities. Preferred stocks, convertible securities, and certain debt obligations are types of hybrid securities. Hybrid securities generally have a preference over common stock in the event of the issuer’s liquidation and perpetual or near perpetual terms at time of issuance. Hybrid securities generally do not have voting rights or have limited voting rights. Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including general market and economic conditions, issuer-specific events, changes in interest rates, credit spreads and the credit quality of the issuer, and, for convertible securities, factors affecting the securities into which they convert.

Risk of Selling Index Call Options. The Fund expects to sell on a continuous basis S&P 500® call options on at least 80% of the value of Segment One and NASDAQ-100® call options on at least 80% of the value of Segment Two, and collectively to sell index call options on at least 80% of the value of the Fund’s total assets. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written index call positions by holding a diversified portfolio of stocks, Segment One of which is similar to the S&P 500® and Segment Two of which is similar to the NASDAQ-100®. However, the Fund does not intend to acquire and hold a portfolio containing exactly the same stocks as the S&P 500® and the NASDAQ-100®. Due to tax considerations, the Fund intends to limit the overlap between its stock portfolio holdings (and any subset thereof) and each of the S&P 500® and the NASDAQ-100® to less than 70% on an ongoing basis. Consequently, the Fund bears the risk that the performance of the securities held will vary from the performance of the S&P 500® and the NASDAQ-100®. For example, the Fund will suffer a loss if the S&P 500® appreciates substantially above the exercise price of S&P 500® call options written by the Fund while the securities held by the Fund in Segment One in the aggregate fail to appreciate as much or decline in value over the life of the written option. Index options written by the Fund are priced on a daily basis. Their value may be affected by changes in the price and dividend rates of the underlying common stocks in the S&P 500® and the NASDAQ-100®, changes in actual or perceived volatility of the S&P 500® and the NASDAQ-100® and the remaining time to the options’ expiration. The trading price of S&P 500® and NASDAQ-100® call options may also be affected by liquidity considerations and the balance of purchase and sale orders.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. As the writer of S&P 500® and NASDAQ-100® call options, the Fund will forgo, during the option’s life, the opportunity to profit from increases in the value of the applicable index above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the value of the applicable index decline. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a call option by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when the Fund seeks to close out a call option position by buying the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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The hours of trading for options may not conform to the hours during which common stocks held by the Fund are traded. To the extent that the options markets close before the markets for securities, significant price and rate movements can take place in the securities markets that would not be reflected concurrently in the options markets. Index call options are marked to market daily and their value may be substantially affected by changes in the value and dividend rates of the securities represented in the underlying index, changes in interest rates, changes in the actual or perceived volatility of the associated index and the remaining time to the options’ expiration, as well as trading conditions in the options market.

To implement its options program most effectively, the Fund may sell index options that trade in OTC markets. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. By engaging in index option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate a settlement, may increase the potential for losses to the Fund.

Tax Risk. Although the Fund seeks to minimize and defer the federal income taxes incurred by shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. Market conditions may limit the Fund’s ability to generate tax losses or to generate income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation, regulation or interpretations. Distributions paid on the Common Shares may be characterized variously as net investment income (taxable at ordinary income rates), qualified dividends and capital gains dividends (each taxable at long-term capital gains rates) or return of capital (not currently taxable). The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a shareholder that are a return of capital will be tax free up to the amount of the shareholder’s current tax-basis in his or her Common Shares, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of Common Shares. Shareholders are required to reduce their tax basis (not below zero) in Common Shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Common Shares. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, the Fund must meet certain holding period and other requirements with respect to the dividend-paying stock in its portfolio, and a shareholder must meet certain prescribed holding period and other requirements with respect to his or her Common Shares. If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gain or loss on positions in a straddle are subject to special (and generally disadvantageous) rules.

Risks of Investing in Smaller and Mid-Sized Companies. The Fund may make investments in stocks of companies whose market capitalization is considered middle sized or “mid-cap.” Smaller and mid-sized companies often are newer or less established companies than larger companies. Investments in smaller and mid-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of smaller and mid-sized companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller and mid-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller and mid-sized companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

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Risks of “Growth” Stock Investing. The Fund expects to invest substantially in stocks with “growth” characteristics. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Derivatives Risk. In addition to writing index call options, the risks of which are described above, the Fund may invest up to 20% of its total assets in other derivative investments acquired for hedging, risk management and investment purposes, provided that no more than 10% of the Fund’s total assets may be invested in such derivative instruments acquired for non-hedging purposes. Other derivative instruments may include the purchase and sale of derivative contracts based on equity and fixed-income indices and other instruments, covered short sales, purchase and sale of futures contracts and options thereon, forward sales of stock, the purchase and sale of forward currency exchange contracts and currency futures, and various transactions such as swaps, caps, floors or collars. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents non-cash exposure to the underlying assets, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. Derivative risks may be more significant when they are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying asset, rate, index or instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the asset, index, rate or instrument underlying the investment. There can be no assurance that the use of derivative instruments will be advantageous to the Fund.

Foreign Investment Risk. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. Evidence of ownership of certain foreign investments may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas. Trading in certain foreign markets is also subject to liquidity risk.

Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. If a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by other restrictions on investment. The risks posed by such actions with respect to a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

Political events in foreign countries may cause market disruptions. In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”) (“Brexit”). Effective January 31, 2020, the UK ceased to be a member of the EU and, following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021.

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There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of the possible political, regulatory, economic, and market outcomes in the UK, EU and beyond are difficult to predict. The end of the Brexit transition period may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the UK. If one or more additional countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

As an alternative to holding foreign-traded investments, the Fund may invest in U.S. dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market including depositary receipts, such as ADRs, GDRs and EDRs which evidence ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, currency risk. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and may be less liquid.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in the U.S. or abroad), and relations between nations and trading. Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars. A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency. Costs are incurred in connection with conversions between currencies.

Emerging Market Investments Risk. The Fund may invest up to 5% of its total assets in securities of issuers located in emerging markets. The risks of foreign investments can be more significant in emerging markets. Emerging markets may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Fund’s investments. In particular, trade disputes may result in governmental actions that could have an adverse effect on investments in emerging market countries, including but not limited to restrictions on investments in, or required divestment of, particular issuers or industries. Such actions may effectively restrict or eliminate the Fund’s ability to purchase or sell investments in emerging market countries, and thus may make them less liquid or more difficult to value, or may force the Fund to sell or otherwise dispose of such investments at inopportune times or prices. The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. The prices at which investments may be acquired may be affected by trading by persons with information that is not publicly available and by securities transactions by brokers in anticipation of transactions in particular securities. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Also, investments in issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such investments, as compared to

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investments in comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation or high rates of inflation; (iii) possible significant fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit investment opportunities; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Currency Risk. Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into forward contracts for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling foreign currency options or futures contracts for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Interest Rate Risk. The premiums from writing index call options and amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. The value of the Fund’s common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

Dividend Capture Trading Risk. The use of dividend capture strategies will expose the Fund to higher portfolio turnover, increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Liquidity Risk. The Fund may invest up to 15% of its total assets in investments for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general have previously, and may in the future experience periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, it may be possible to sell some securities only at arbitrary prices and with substantial losses.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Financial Leverage Risk. Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from investments purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the investments purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less

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than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the advisory fee paid to Eaton Vance is calculated on the basis of the Fund’s average daily gross assets, including any form of investment leverage utilized by the Fund, including proceeds from the issuance of preferred shares and/or borrowings, so such fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Risks of Investing in the Technology and Communications Services Sectors. The Fund may invest a significant portion of its assets in the technology and communications services sectors. These sectors can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. The Fund’s net asset value may be affected by events that adversely affect these sectors and may fluctuate more than that of a fund with broader exposure. As the percentage of the Fund’s assets invested in a particular sector increases, so does the potential for fluctuation in the net asset value of Common Shares.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance, Parametric and the individual portfolio managers will use internal research and proprietary modeling techniques and software in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s strategy seeks to take advantage of certain quantitative and behavioral market characteristics identified by the adviser and/or sub-adviser, utilizing a systematic, rules-based investment process. A systematic investment process is dependent on the adviser’s and sub-adviser’s skill in developing and maintaining that process.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites or via “ransomware” that renders the systems inoperable until appropriate actions are taken. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack. Like other Funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers.

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures or breaches by the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs, or additional compliance costs. While many of the Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

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Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord, war or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Such global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate preexisting political, social and economic risks to the Fund. The Fund’s operations may be interrupted and any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn, which may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Market Disruption. Global instability, war, geopolitical tensions and terrorist attacks in the United States and around the world have previously resulted, and may in the future result in market volatility and may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of significant future events on the global economy and securities markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and Amended and Restated By-Laws (the “By-Laws” and together with the Declaration of Trust, the “Organizational Documents”) include provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board of Trustees. For example, pursuant to the Fund’s Declaration of Trust, the Fund Board of Trustees is divided into three classes of Trustees with each class serving for a three-year term and certain types of transactions require the favorable vote of holders of at least 75% of the outstanding shares of the Fund.

Fees and Expenses for Shareholders of the Funds

The tables below are intended to provide a comparison of the fees and expenses of the Funds and estimates for the combined, surviving Fund following the Reorganization. Acquiring Fund is expected to be the accounting survivor of the Reorganization. The purpose of the tables is to assist Acquired Fund shareholders in understanding the various costs and expenses that they are expected to bear directly or indirectly as shareholders of the combined, surviving Fund following the Reorganization. The following tables show each Fund’s expenses as a percentage of net assets attributable to shares.

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	ACTUAL		PRO FORMA
	Acquired Fund	Acquiring Fund	Combined Fund
Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	N/A	N/A	N/A
Dividend Reinvestment Plan Fees	None(1)	None(1)	None(1)

	ACTUAL Percentage of Net Assets(2)		PRO FORMA
(Unaudited)	Acquired Fund	Acquiring Fund	Combined Fund
Annual Expenses (as a percentage of net assets)
Management Fee(3)	1.00%	1.00%	1.00%
Other Expenses(4)	0.27%	0.08%	0.07%
Expense Reimbursement(5)	(0.19)%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.08%	1.08%	1.07%

(1)	Each participant in a Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.
(2)	Stated as an annualized percentage of average net assets attributable to common shares for the period of January 1, 2022 through September 30, 2022.
(3)	The contractual advisory and administrative services fee rate for Acquired Fund is 1.00% of average daily net assets, and the contractual advisory fee rate for Acquiring Fund is 1.00% of average daily gross assets (Eaton Vance provides administrative services to Acquiring Fund for no additional compensation). Because neither Fund has historically employed investment leverage, nor does it have plans to do so in the future (although each Fund is permitted to do so by its respective investment policies), there is no meaningful difference between the average daily gross asset and average daily net asset fee rates.
(4)	Certain other transaction expenses relating to the Reorganization are not reflected in “Other Expenses” including, but not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to shareholders; expenses incurred in connection with the preparation of the Plan and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. The Board of Trustees of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganization. Other Expenses are estimated for the current fiscal year ending December 31, 2022 for both Funds.
(5)	Effective July 1, 2022, the Adviser agreed to reimburse Acquired Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.08%. This expense reimbursement will continue through February 28, 2023. The Adviser intends to extend the expense reimbursement through the date of the Reorganization if the Reorganization is not completed as of that date. The Adviser is not entitled to recapture from Acquired Fund any expenses previously reimbursed under this arrangement.

Example. The following example is intended to help you compare the costs of investing in the combined, surviving Fund pro forma after the Reorganization with the costs of investing in Acquired Fund and Acquiring Fund without giving effect to the Reorganization. An investor would pay the following expenses on a $1,000 investment in shares, assuming: (i) the operating expense ratio for each Fund (as a percentage of net assets attributable to shares) set forth in the table above for years 1 through 10 (adjusted for expense reimbursements, as applicable) and (ii) a 5% annual return throughout the period.

(Unaudited)

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$11	$38	$68	$152
Acquiring Fund	11	34	60	132
Pro Forma – Combined Fund	11	34	59	131

The Example set forth above assumes the reinvestment of all dividends and distributions at NAV. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

Capitalization

The following table sets forth the capitalization of each Fund as of September 30, 2022, and the pro forma combined capitalization of Acquiring Fund as if the proposed Reorganization had occurred on that date. The table should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

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If the Reorganization had taken place on September 30, 2022:

	ACTUAL		PRO FORMA*
(Unaudited)	Acquired Fund	Acquiring Fund	Adjustments	Combined Fund

Net Assets	85,855,421	$1,276,875,654	$ (185,000)	$1,362,546,075
Shares Outstanding	9,755,920	108,842,833	(2,452,389)	116,146,364
Net asset value per share	$8.80	$11.73		$11.73

* Pro forma combined fund figures include estimated Reorganization expenses to Acquired Fund of $185,000. Total Reorganization expenses are estimated to be $370,000; the adviser has agreed to bear one half of the estimated Reorganization expenses.

Past Performance of Each Fund

The table below shows each Fund’s performance for the one-, three-, five- and ten-year periods ended September 30, 2022 based on NAV and market price. Acquired Fund modestly outperformed Acquiring Fund based on NAV for the one- and three-year periods ended September 30, 2022, and Acquiring Fund outperformed Acquired Fund based on NAV for the five- and ten-year periods ended September 30, 2022. Acquiring Fund outperformed Acquired Fund based on market price for the one-, five- and ten-year periods ended September 30, 2022, and Acquired Fund outperformed Acquiring Fund based on market price for the three-year period ended September 30, 2022. Prior to February 8, 2019, Acquired Fund pursued a different investment strategy. Each Fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of each Fund or its investment adviser, market conditions, fluctuations in supply and demand for each Fund’s shares and changes in each Fund’s distributions.

Total Returns at 9/30/2022	Acquired Fund		Acquiring Fund
	NAV	Market Price	NAV	Market Price
1 year	-16.18%	-13.61%	-16.50%	-9.84%
3 years	3.60%	6.60%	3.02%	5.86%
5 years	1.65%	3.51%	4.81%	6.34%
10 years	1.74%	2.28%	7.47%	9.84%

Information About Shares of the Funds

Each Fund’s Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares. Each common share represents an equal proportionate interest in the assets of the Fund with each other common share in the Fund. Common shareholders are entitled to the payment of distributions when, as and if declared by the Board of Trustees. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the common shareholder. Each whole common share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC and each fractional share is entitled to a proportionate fractional vote.

Each Fund’s By-Laws include provisions (the “Control Share Provisions”), pursuant to which a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The By-Laws define a “Control Share Acquisition,” pursuant to various conditions and exceptions, to include an acquisition of Fund shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provisions, in the election of Fund Trustees in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Fund’s secretary setting forth certain required information, a shareholder who obtains beneficial ownership of shares in a Control Share Acquisition generally may request a vote of Fund shareholders (excluding such acquiring shareholder and certain other interested shareholders) to approve the authorization of voting rights for such shares at the next annual meeting of Fund shareholders following the Control Share Acquisition.

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In the event of the liquidation of a Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board of Trustees may distribute the remaining assets of the Fund among the common shareholders. Each Fund’s Declaration of Trust provides that common shareholders are not liable for any liabilities of the Fund and permits inclusion of a clause to that effect in every agreement entered into by the Fund, and in coordination with the Fund’s By-laws, indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Funds’ organizational documents described in the foregoing sentence make the likelihood of such personal liability remote.

The Funds’ common shares have no preemptive rights. The Funds generally will not issue common share certificates. However, upon written request to Acquiring Fund’s transfer agent, a share certificate will be issued for any or all of the full common shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

The Funds have no current intention of issuing any shares other than the common shares. However, each Fund’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights (the “preferred shares”) in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the common shareholders.

The outstanding common shares of each Fund are fully paid and nonassessable by the Fund (except as described under “Governing Law” below). The shares of each Fund have no preemptive, conversion, exchange or redemption rights. Each share has one vote, with fractional shares voting proportionately. Shares are freely transferable. Set forth below is information about each Fund’s shares as of September 30, 2022.

Title of Class	Number of Shares
Acquired Fund shares	9,755,920
Acquiring Fund shares	108,842,833

Purchase and Sale. Purchase and sale procedures for the shares of each of the Funds are identical. Investors typically purchase and sell shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell shares of the Funds through privately negotiated transactions with existing shareholders. Unlike Acquired Fund, however, Acquiring Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4) under the Securities Act of 1933, as amended (the “1933 Act”).

Share Price Data. The following table sets forth the high and low sales prices for shares of each Fund on the NYSE for each full quarterly period within the two most recent fiscal years and each full quarter since the beginning of the current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

Acquired Fund Quarterly Period Ending	High Price/ Date	NAV	Premium (Discount)	Low Price/ Date	NAV	Premium (Discount)
September 30, 2022	$15.7 on 08/12/2022	$13.76	14.10%	$12.98 on 09/29/2022	$11.91	8.98%
June 30, 2022	$15.77 on 04/04/2022	$15.06	4.71%	$13.05 on 06/16/2022	$12.41	5.16%
March 31, 2022	$16.8 on 01/03/2022	$16.24	3.45%	$14.77 on 01/25/2022	$14.66	0.75%
December 31, 2021	$16.82 on 12/27/2021	$16.18	3.96%	$15.94 on 10/04/2021	$15.36	3.78%
September 30, 2021	$16.71 on 08/16/2021	$16.03	4.24%	$15.99 on 09/30/2021	$15.40	3.83%
June 30, 2021	$16.57 on 06/16/2021	$15.52	6.77%	$15.49 on 04/01/2021	$15.11	2.51%
March 31, 2021	$15.58 on 03/22/2021	$15.01	3.80%	$14.85 on 01/27/2021	$14.38	3.27%
December 31, 2020	$15.45 on 12/22/2020	$14.42	7.14%	$13.33 on 11/01/2020	$13.20	0.98%
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Acquired Fund Quarterly Period Ending	High Price/ Date	NAV	Premium (Discount)	Low Price/ Date	NAV	Premium (Discount)
September 30, 2020	$15.08 on 09/02/2020	$13.90	8.49%	$13.55 on 09/24/2020	$13.10	3.44%
June 30, 2020	$14.51 on 06/08/2020	$13.19	10.01%	$11.15 on 04/01/2020	$11.46	-2.71%
March 31, 2020	$15.48 on 01/20/2020	$14.85	4.24%	$8.69 on 03/23/2020	$10.53	-17.47%
December 31, 2019	$15.31 on 10/22/2019	$14.36	6.62%	$14.36 on 10/02/2019	$13.83	3.83%

Acquiring Fund Quarterly Period Ending	High Price/ Date	NAV	Premium (Discount)	Low Price/ Date	NAV	Premium (Discount)
September 30, 2022	$10.82 on 08/24/2022	$ 10.10	7.13%	$8.86 on 09/29/2022	$ 8.93	-0.78%
June 30, 2022	$11.85 on 04/20/2022	$ 11.10	6.76%	$9.43 on 06/16/2022	$ 9.32	1.18%
March 31, 2022	$12.72 on 01/12/2022	$ 12.00	6.00%	$10.75 on 03/14/2022	$ 10.56	1.80%
December 31, 2021	$12.32 on 12/22/2021	$ 11.99	2.75%	$11.17 on 10/04/2021	$ 11.32	-1.33%
September 30, 2021	$12.2 on 08/31/2021	$ 11.87	2.78%	$11.27 on 09/30/2021	$ 11.37	-0.88%
June 30, 2021	$11.53 on 06/30/2021	$ 11.52	0.09%	$10.8699 on 04/01/2021	$ 11.07	-1.81%
March 31, 2021	$10.76 on 03/22/2021	$ 10.94	-1.65%	$9.83 on 01/04/2021	$ 10.44	-5.84%
December 31, 2020	$10.07 on 12/22/2020	$ 10.51	-4.19%	$8.8 on 11/02/2020	$ 9.78	-10.02%
September 30, 2020	$9.6 on 08/17/2020	$ 10.03	-4.29%	$8.72 on 09/24/2020	$ 9.60	-9.17%
June 30, 2020	$9.24 on 06/09/2020	$ 9.50	-2.74%	$7.45 on 04/01/2020	$ 8.24	-9.59%
March 31, 2020	$10.5252 on 02/19/2020	$ 10.78	-2.36%	$6.16 on 03/18/2020	$ 7.98	-22.81%
December 31, 2019	$10.36 on 12/22/2019	$ 10.59	-2.17%	$9.41 on 10/02/2019	$ 9.92	-5.14%

As of October 31, 2022, shares of Acquired Fund traded at a market price of $10.00 per share with a NAV per share of $9.24, reflecting a 8.23% premium.

As of October 31, 2022, shares of Acquiring Fund traded at a market price of $14.26 per share with a NAV per share of $12.31, reflecting a 15.84% premium.

The NAV and market price per share for each Fund may fluctuate prior to the closing date of the Reorganization. Depending on market conditions immediately prior to the closing date of the Reorganization, Acquiring Fund Shares may trade at a larger or smaller discount to NAV than Acquired Fund’s shares. This could result in Acquiring Fund Shares having a market value that is greater or less than the market value of Acquired Fund’s shares on the closing date of the Reorganization.

Methods to Address Potential Discount of Market Price to NAV. Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board of Trustees of each Fund has determined that from time to time it may be in the interest of shareholders for the Fund to take corrective actions to reduce trading discounts in the Fund’s shares. The Board of Trustees, in consultation with Eaton Vance, reviews at least annually the possibility of open market repurchases and/or tender offers for the shares and will consider such factors as the market price of the shares, the NAV of the shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company (“RIC”) or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund’s ability to consummate such transactions. Since Acquired Fund’s inception in 2010 (which includes periods during which Acquired Fund pursued a different investment strategy), Acquired Fund’s shares generally have traded for extended periods at both a premium and a discount to the NAV of the shares, while Acquiring Fund’s shares generally have traded at a premium over the same time period.

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The Board of Trustees of each Fund has approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, each Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. Results of the share repurchase program are disclosed in the Funds’ annual and semi-annual reports to shareholders.

Dividends and Distributions. Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (the “Order”), each Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, each Fund’s Board of Trustees approved a Managed Distribution Plan (“MDP”) pursuant to which each Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP is subject to regular periodic review by each Fund’s Board of Trustees, and the Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP. A Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital is treated as a non-dividend distribution for tax purposes, is not subject to current tax and reduces a shareholder’s tax cost basis in fund shares. In addition, a return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, a Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of a Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

As of December 15, 2022, based on each Fund’s most recent distribution to shareholders, each Fund’s distribution rate, as a percentage of NAV and market price per share, is shown below.

Acquired Fund		Acquiring Fund
At NAV	9.11%	9.18%
At Market	8.50%	8.90%

Dividend Reinvestment Plans. Each Fund offers a dividend reinvestment plan (“Dividend Reinvestment Plan”) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in additional shares of the Fund. Shareholders may elect to participate in the Dividend Reinvestment Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all Fund distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (the “Plan Agent”), as dividend paying agent. On the distribution payment date, if the net asset value per common share is equal to or less than the market price per common share plus estimated brokerage commissions, then new common shares will be issued. The number of common shares shall be determined by the greater of the net asset value per common share or 95% of the market price. Otherwise, common shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Dividend Reinvestment Plan on your behalf. If the nominee does not offer the Dividend Reinvestment Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, the Plan Agent, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Dividend Reinvestment Plan participants may withdraw from the Dividend Reinvestment Plan at any time by writing to the Plan Agent at 6201 15th Avenue, Brooklyn, NY 11219. If you withdraw, you will receive shares in your name for all common shares credited to your account under the Dividend Reinvestment Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

Any inquiries regarding the Dividend Reinvestment Plan can be directed to the Plan Agent at 1-866-439-6787.

The Funds’ Dividend Reinvestment Plans are identical, a form of which is included in Appendix B.

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U.S. Federal Income Tax Matters

A discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of shares of Acquiring Fund is included as Appendix C. The discussion in Appendix C only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. The discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions; insurance companies; dealers in securities or foreign currencies; foreign shareholders; shareholders who hold their shares as or in a hedge against currency risk, a constructive sale or a conversion transaction; shareholders who are subject to the AMT, or tax-exempt or tax-deferred plans accounts, or entities. In addition, the discussion does not address any state, local or non-U.S. tax consequences and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting each Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and non-U.S. tax consequences to them and the effect of possible changes in tax laws.

Governing Law

Each Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts. Acquired Fund was organized on January 14, 2010 and Acquiring Fund was organized on March 30, 2005.

Under Massachusetts law, shareholders of each Fund could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. Notice of such disclaimer may be given in any agreement, obligation or instrument entered into or executed by a Fund or the Trustees on behalf of the Fund. Each Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

Each Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees or Shareholders individually but only upon the property of the Fund and that the Trustees or officers will not be liable for actions or failures to act. Nothing in either Agreement and Declaration of Trust, however, protects a Trustee or officer against any liability to which such Trustee or officer may be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is a diversified, closed-end management investment company under the 1940 Act.

Certain Provisions of the Declarations of Trust

Anti-Takeover Provisions in the Declaration of Trust. Each Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of a Fund or to change the composition of its Board of Trustees and could have the effect of depriving holders of shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of a Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

Each Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of each Fund that elected such Trustee and is entitled to vote on the matter.

In addition, each Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of a Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders (“Principal Shareholders”) of a class of shares and their associates, unless the Board of

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Trustees has approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For these purposes, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of each Fund. The transactions subject to these special approval requirements are, in relevant part: (i) the merger or consolidation of a Fund or any subsidiary of a Fund with or into any Principal Shareholder; (ii) the issuance of any securities of a Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of a Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1 million aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to a Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1 million aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

Each Fund’s Board of Trustees has determined that provisions with respect to the Board of Trustees and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Conversion to Open-End Funds. Each Fund may be converted to an open-end investment company at any time if approved by the lesser of: (i) the holders of two-thirds or more of the Fund’s then outstanding shares (which voting securities shall vote separately on the matter by class); or (ii) the holders of more than 50% of the then outstanding shares (which voting securities shall vote separately on the matter by class) if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of each Fund could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Conversion of a Fund to an open-end management investment company would also require the repayment of borrowings. In the event of conversion, a Fund’s shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes that the closed-end structure is desirable, given each Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert either Fund to an open-end management investment company.

Financial Highlights

The financial highlights of each Fund, which present certain financial information for one share of the Fund outstanding throughout specified periods, are included in Appendix D.

Summary of the Agreement and Plan of Reorganization and Other Features of the Reorganization

The following is a summary of certain terms of the Plan. This summary and any other description of the terms of the Plan contained in this Proxy Statement/Prospectus are qualified in their entirety by Appendix A, which is the form of Plan that is proposed for the Reorganization in its entirety. The Plan provides for the Reorganization on the following terms:

•	The assets of Acquired Fund would be transferred to Acquiring Fund in exchange for shares of Acquiring Fund.
•	Acquiring Fund would assume all of the liabilities of Acquired Fund.
•	Following the Closing Date, the shares of Acquiring Fund would be distributed to the shareholders of Acquired Fund, in complete liquidation of Acquired Fund.

Conditions to Closing the Reorganization. The obligations of the Funds under the Plan are subject to certain customary closing conditions, including the performance by each Fund of its obligations under the Plan, the approval by Acquired Fund shareholders of the Plan and the tax-free status of the Reorganization.

Termination of the Plan. Acquired Fund and Acquiring Fund may terminate the Plan by mutual consent (even if shareholders of Acquired Fund have already approved it) at any time before the closing date of the Reorganization, if the Boards of Trustees believe that proceeding with the Reorganization would no longer be advisable.

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Either party may also terminate the Plan by written notice to the other if certain representations, warranties or conditions set forth in the Plan are not satisfied by a specified date.

Expenses of the Reorganization. The expenses of the Reorganization will be borne 50% by Acquired Fund and 50% by Adviser, whether or not the Reorganization is completed, including any trading costs associated with repositioning Acquired Fund’s portfolio (which are expected to be de minimis). Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

Tax Consequence of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of Acquired Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, Acquired Fund will receive an opinion from Ropes & Gray LLP, to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

1)	The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
2)	No gain or loss will be recognized by Acquired Fund (i) upon the transfer of its assets to Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the Assumed Liabilities (as defined in the Plan) of Acquired Fund and (ii) upon the distribution of Acquiring Fund Shares by Acquired Fund to its shareholders in liquidation, as contemplated in Section 2 of the Plan, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing, if any, of the tax year of Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.
3)	No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Acquired Fund solely in exchange for the assumption of the Assumed Liabilities of Acquired Fund and issuance of Acquiring Fund Shares as contemplated in Section 2 of the Plan.

4)	Acquiring Fund’s tax basis in the assets of Acquired Fund transferred to Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of Acquired Fund immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in Section 8.4.2 of the Plan.
5)	The holding period in the hands of Acquired Fund of each Acquired Fund asset transferred to Acquiring Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in Section 8.4.2 of the Plan, will include the period during which such asset were held or treated for federal income tax purposes as held by Acquired Fund.
6)	No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for Acquiring Fund Shares (including fractional shares to which they may be entitled).
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7)	The aggregate tax basis of Acquiring Fund Shares an Acquired Fund shareholder receives (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of Acquired Fund shares exchanged therefor.
8)	An Acquired Fund shareholder’s holding period for Acquiring Fund Shares (including fractional shares to which they may be entitled) received in the Reorganization will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held Acquired Fund Shares exchanged therefor, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.
9)	Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion described above will be based on U.S. federal income tax law in effect on the closing date of the Reorganization. In rendering its opinion, Ropes & Gray LLP will also rely upon certain representations of the management of Acquiring Fund and Acquired Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Plan and as described herein. No tax ruling has been requested from the IRS in connection with the Reorganization. An opinion of counsel is not binding on the IRS or any court.

Acquiring Fund or Acquired Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, “pre-acquisition losses” of either Acquiring Fund or Acquired Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined, surviving Fund. Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, Acquired Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the combined, surviving Fund resulting from the Reorganization will have tax attributes that reflect a blending of the tax attributes of Acquiring Fund and Acquired Fund at the time of the Reorganization (including as affected by the rules set forth above). Therefore, the shareholders of Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in Acquiring Fund’s assets, as well as any taxable gains realized by Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by Acquiring Fund. As a result, shareholders of Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. Any pre-acquisition losses of Acquired Fund, if any (whether realized or unrealized), remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses, if any, to Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which each Fund’s losses, both realized and unrealized, will be available to reduce gains realized by the combined, surviving Fund following the Reorganization, and consequently the extent to which the combined, surviving Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus, the effect of the rules described above will depend on factors that are currently unknown, such that this effect cannot be calculated precisely prior to the Reorganization.

As of December 31, 2021 (its last fiscal year end), Acquired Fund had an unused capital loss carryforward of approximately $32 million. Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders. As described above, the Code imposes various limitations on the use of loss carryforwards following the change in ownership. The tax principles described above are not expected to change. However, their application will change prior to the Reorganization because of market developments and volatility in the marketplace, any pre-Reorganization realignments or other sales of portfolio securities that might occur or that already have occurred, and shareholder activity in the Funds, among other changes.

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Shareholders should note that the Reorganization will end the tax year of Acquired Fund. In accordance with Acquired Fund’s policy of distributing its investment company taxable income, net tax-exempt income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and to avoid federal income and excise tax at the Fund level, Acquired Fund will declare and pay a distribution to Acquired Fund shareholders which, together with all previous distributions, will have the effect of distributing to Acquired Fund shareholders all of Acquired Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. These distributions will include any capital gains resulting from portfolio turnover prior to the Reorganization, as reduced by any available losses. Such distributions will generally be taxable to Acquired Fund shareholders if they hold Acquired Fund shares in a taxable account.

Management of the Funds and Fund Service Providers

Trustees and Officers. The Board of Trustees of each Fund oversees the affairs of each Fund. The officers of each Fund are responsible for the management of the Fund’s operations. Each of the Trustees serves as a Trustee of the other registered management investment companies in the Eaton Vance family of funds advised by either Eaton Vance or Boston Management and Research, an affiliate of Eaton Vance.

Investment Adviser. Eaton Vance acts as each Fund’s investment adviser under an Investment Advisory and Administration Agreement, with respect to Acquired Fund, and an Investment Advisory Agreement, with respect to Acquiring Fund (each an “Advisory Agreement”). As discussed below under “Administrator”, Eaton Vance also acts as each Fund’s administrator under an Investment Advisory and Administration Agreement, with respect to Acquired Fund, and a separate Administrative Services Agreement, with respect to Acquiring Fund. The terms of each Fund’s Advisory Agreement relating to Eaton Vance’s advisory services are substantially similar. Eaton Vance’s principal office is located at Two International Place, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Prior to March 1, 2021, Eaton Vance was a wholly owned subsidiary of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company with offices at Two International Place, Boston, Massachusetts 02110.

Eaton Vance has engaged its affiliate, Parametric, as sub-adviser to each Fund. Prior to March 1, 2021, Parametric was an indirect, wholly owned subsidiary of EVC.

On March 1, 2021, Morgan Stanley acquired EVC (the “Transaction”), and Eaton Vance and Parametric each became an indirect, wholly owned subsidiary of Morgan Stanley. In connection with the Transaction, each Fund entered into a new Advisory Agreement with Eaton Vance and Eaton Vance entered into a new investment sub-advisory agreement with Parametric with respect to each Fund. Each such agreement was approved by shareholders prior to the consummation of the Transaction and was effective upon its closing on March 1, 2021.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of September 30, 2022, Morgan Stanley’s asset management operations had aggregate assets under management of approximately $1.3 trillion.

Pursuant to the Advisory Agreements, the Funds have agreed to pay Eaton Vance the compensation as follows:

Acquired Fund. The advisory fee payable by Acquired Fund is computed at an annual rate of 1.00% of the Fund’s average daily net assets and is payable monthly. Acquired Fund commenced operations on June 28, 2010.

Acquiring Fund. The advisory fee payable by Acquiring Fund is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Acquiring Fund commenced operations on June 30, 2005.

Gross assets of Acquiring Fund are calculated by deducting accrued liabilities of the Fund except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund. Because neither Fund has historically employed investment leverage, nor does it have plans to do so in the future (although each Fund is permitted to do so by its respective investment policies), there is no meaningful difference between the average daily gross asset and average daily net asset fee rates.

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Effective upon the closing of the Reorganization (assuming the Reorganization is approved by Fund shareholders), Eaton Vance has agreed to implement breakpoints in the advisory fee borne by Acquiring Fund as follows:

Proposed Acquiring Fund Advisory Fee Schedule
Daily Net Assets	Annual Fee Rate
Up to and including $1.5 billion	1.000%
Over $1.5 billion up to and including $3 billion	0.980%
Over $3 billion up to and including $5 billion	0.960%
Over $5 billion	0.940%

Shareholder approval of the advisory fee breakpoint schedule is not required.

The Adviser will furnish to each Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of each Fund who are members of the Adviser’s organization and will also compensate all other Adviser personnel who provide research and investment services to the Fund. The Fund is responsible for all expenses not expressly stated by another party (such as the expenses required to be paid pursuant to an agreement with the investment adviser or administrator). The Funds may pay brokerage commissions to broker-dealers affiliated with Funds or the Adviser.

Unless earlier terminated pursuant to its terms, each Advisory Agreement will remain in effect for two years from their respective dates of execution and may each be continued from year to year thereafter if such continuation is specifically approved at least annually: (i) by the Board of Trustees or by the vote of a majority, as defined in the 1940 Act, of the holders of the outstanding shares and (ii) by the vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees, the vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser, as the case may be, on sixty days’ written notice.

A discussion of the basis for the Board of Trustees’ most recent approval of each Fund’s current Advisory Agreement is included in each Fund’s semi-annual report for the period ended June 30, 2022.

Sub-Adviser. Eaton Vance has engaged its affiliate Parametric as a sub-adviser to each Fund. Parametric is responsible for structuring and managing each Fund’s common stock portfolio, including tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management techniques, relying in part on the fundamental research and analytical judgments of the Adviser. Parametric’s principal office is located at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104. Parametric is an investment manager that has been providing investment advisory services since its formation in 1987. Headquartered in Seattle, Parametric has offices in Minneapolis, New York City, Boston and Westport, Connecticut.

On March 1, 2021, upon the closing of the Transaction, Parametric became an indirect, wholly owned subsidiary of Morgan Stanley. Prior to March 1, 2021, Parametric was an indirect, wholly owned subsidiary of EVC. In connection with the Transaction, Eaton Vance entered into a new investment sub-advisory agreement with Parametric with respect to each Fund. The agreement was approved by shareholders prior to the consummation of the Transaction and was effective upon its closing.

Under the terms of each Sub-Advisory Agreement (each a “Sub-Advisory Agreement”) between Eaton Vance and Parametric, Eaton Vance (and not the Fund) pays Parametric a portion of the advisory fee for sub-advisory services provided to such Fund as follows:

Acquired Fund. The sub-advisory fee payable by Eaton Vance with respect to Acquired Fund is computed at an annual rate of 0.25% of the Fund’s average daily net assets.

Acquiring Fund. The sub-advisory fee payable by Eaton Vance with respect to Acquiring Fund is computed at an annual rate of 0.25% of the Fund’s assets under management by Parametric.

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The terms of each Fund’s Sub-Advisory Agreement relating to Parametric’s services are substantially similar. Pursuant to the terms of the applicable Advisory Agreement, Eaton Vance, upon approval by the Board of Trustees, may terminate the Sub-Advisory Agreement, and Eaton Vance may assume full responsibility for the services provided by Parametric without the need for approval by shareholders of the Fund.

A discussion of the basis for the Board of Trustees’ most recent approval of each Fund’s current Sub-Advisory Agreement is included in each Fund’s semi-annual report for the period ended June 30, 2022.

Portfolio Managers. Thomas C. Seto of Parametric and G.R. Nelson of Eaton Vance serve as portfolio managers to each Fund and would continue to serve as portfolio managers of the combined, surviving Fund.

Mr. Seto is responsible for the day-to-day structuring and management of each Fund’s common stock portfolio. In addition to the Funds, Mr. Seto manages another Eaton Vance closed-end investment company that utilize a buy-write investment strategy. Mr. Seto is Head of Investment Management at Parametric and was previously Director of Portfolio Management at Parametric for more than five years. Mr. Seto has been a portfolio manager of the Fund since June 2005 and has managed other Eaton Vance portfolios for more than five years.

Mr. Nelson is responsible for managing each Fund’s overall investment program and executing the Fund’s options strategy, and also provides the Sub-Adviser with research support and supervises the performance of the Sub-Adviser. Mr. Nelson is a Vice President of Eaton Vance, has been an equity analyst at Eaton Vance since 2004 and has been portfolio manager of the Fund since July 2021.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund securities. The SAI is available free of charge by calling 1-800-262-1122 or by visiting the Funds’ website at http://www.eatonvance.com. The information contained in, or that can be accessed through, the Funds’ website is not part of this Prospectus or the SAI.

Administrator. Eaton Vance serves as administrator of each Fund. Under the Investment Advisory and Administration Agreement between Eaton Vance and Acquired Fund, Eaton Vance receives a fee of 1.00% of the Fund’s average daily net assets for advisory and administrative services. Under the Administrative Services Agreement between Eaton Vance and Acquiring Fund, Eaton Vance receives no additional compensation. The terms of Acquired Fund’s Investment Advisory and Administration Agreement and Acquiring Fund’s Administrative Services Agreement relating to Eaton Vance’s administrative services are substantially similar. As administrator, Eaton Vance is responsible for administering each Fund’s affairs, subject to the supervision of the Fund’s Board of Trustees, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

Distributor. Acquiring Fund has entered into a distribution agreement dated May 9, 2022 with Eaton Vance Distributors, Inc. (the “Distributor”) relating to common shares of beneficial interest that the Fund from time to time may offer through or to certain broker-dealers that have entered into selected dealer agreements relating to at-the-market offerings. The Distributor’s principal office is located at Two International Place, Boston, MA 02110. Prior to March 1, 2021, the Distributor was a direct, wholly owned subsidiary of EVC. On March 1, 2021, upon the closing of the Transaction, the Distributor became an indirect, wholly owned subsidiary of Morgan Stanley.

Custodian. State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the custodian of each Fund and will maintain custody of the securities and cash of each Fund. State Street maintains each Fund’s general ledger and computes NAV per share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with each Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

Transfer Agent. American Stock Transfer & Trust Company, LLC (“AST”), 6201 15th Avenue, Brooklyn, NY 11219, is the transfer agent and dividend disbursing agent of each Fund.

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Required Vote and
Other Information about the Meeting

Each share of Acquired Fund is entitled to one vote. Approval of the proposal requires the vote of the holders of at least a majority of the shares outstanding and entitled to vote, provided a quorum is present. The following table summarizes how the quorum and voting requirements are determined, including with respect to abstentions and “broker non-votes” (i.e., shares for which a broker or nominee returns a proxy but for which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter):

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted towards a quorum. A majority of the outstanding shares that are entitled to vote will be considered a quorum for the transaction of business; provided that when a class of shares is entitled to vote separately on a matter, holders of a majority of the outstanding shares of that class shall constitute a quorum.	Shares “present” in person will be voted in person at the meeting. Shares present by proxy will be voted in accordance with instructions.
Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at meeting.	Voted “for” a proposal.
Broker Non-Vote	Considered “present” at meeting.	Not voted. Same effect as a vote “against” a proposal.
Vote to Abstain	Considered “present” at meeting.	Not voted. Same effect as a vote “against” a proposal.

If the required approval of shareholders is not obtained with respect to the proposal, Acquired Fund will continue to engage in business and the Board of Trustees of Acquired Fund will consider what further action may be appropriate.

Shareholders who object to the proposed Reorganization will not be entitled under Massachusetts law or the Agreement and Declaration of Trust, as amended, of Acquired Fund to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that shares of Acquired Fund may be sold at any time prior to the consummation of the proposed Reorganization.

Expenses and Manner of Solicitation. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of Acquired Fund; by personnel of Acquired Fund’s investment adviser, Eaton Vance, and its transfer agent, AST; or by broker-dealer firms. Persons holding shares as nominees will be reimbursed by Acquired Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. The costs of the Special Meeting and the Reorganization, including the solicitation of proxies for the proposal, will be borne 50% by Acquired Fund and 50% by Eaton Vance. These costs are estimated to be approximately $370,000, excluding any trading costs associated with repositioning Acquired Fund’s portfolio, which will be borne solely by Acquired Fund.

AST Fund Solutions, has been retained to assist in the solicitation of proxies at a cost of approximately $70,000 plus reasonable expenses. AST Fund Solutions will assist with mailing, solicitation and tabulation efforts in connection with the Special Meeting.

Revoking Proxies. Each Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

▪	By filing a written notice of revocation with the Secretary of Acquired Fund;
▪	By returning a duly executed proxy with a later date before the time of the Special Meeting; or
▪	If a shareholder has executed a proxy but is present at the Special Meeting and wishes to vote in person, by notifying the Secretary of Acquired Fund (without complying with any formalities) at any time before it is voted.
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Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum. As of the Record Date, the number of shares of beneficial interest of each Fund outstanding and entitled to vote was as follows:

FUND	SHARES OUTSTANDING
Acquired Fund	9,759,862
Shares

Acquiring Fund	109,030,065
Shares

Only shareholders of record of Acquired Fund on the Record Date are entitled to notice of and to vote at the Special Meeting. Shareholders of Acquiring Fund are not voting at the Special Meeting. A majority of the total number of shares issued and outstanding shares of Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business at the Special Meeting.

Other Business. Each Fund’s Board of Trustees knows of no other business to be presented for consideration at the Special Meeting. If other business is properly brought before the Special Meeting, proxies will be voted according to the best judgment of the persons named as proxies. James F. Kirchner, Deidre E. Walsh, and Nicholas S. Di Lorenzo will serve as proxies for the Special Meeting.

Adjournments. If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and proxies voted against the proposal will be voted against adjournment. The meeting may be adjourned without further notice other than by announcement given at the meeting to be adjourned.

Manner of Voting. In addition to soliciting proxies by mail, by fax or in person, Acquired Fund may also arrange to have votes recorded by telephone by officers and employees of Acquired Fund or by personnel of the Adviser, the transfer agent or a third-party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded. These procedures include the following:

•	A shareholder will be called on a recorded line at the telephone number in Acquired Fund’s account records and will be asked to provide the shareholder’s social security number or other identifying information.
•	The shareholder will then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with the shareholder’s instructions.
•	The shareholder will receive a confirmation of the voting instructions to ensure that the shareholder’s instructions have been recorded correctly. A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

If the shareholder decides after voting by telephone to attend the Special Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Special Meeting.

Holders of shares of Acquired Fund will also have the opportunity to submit their voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Special Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs must be borne by you.

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To vote via the Internet:

•	Read the Proxy Statement/Prospectus and have your proxy card at hand.
•	Go to the Web Site listed on the proxy card.
•	Enter the “control number” found on your proxy card.
•	Follow the instructions on the website. Please call us at 1-800-467-0743 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time if you have any problems.
•	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholder Proposals. To be considered for presentation at a Fund’s 2023 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must have been received at the Fund’s principal office c/o the Secretary of the Fund on or before October 27, 2022. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on January 13, 2023 and no earlier than December 15, 2022. In order to be included in a Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included. If the Reorganization is approved by shareholders and consummated as described herein, Acquired Fund will dissolve and will have no 2023 annual meeting.

Duplicate Mailings. As permitted by SEC rules, the policy of the Adviser is to send a single copy of the proxy statement to shareholders who share the same address, unless a shareholder previously has requested otherwise. Separate proxy ballots will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, or if you are currently receiving multiple copies of proxy statements and wish to instead receive a single copy, please call our proxy information line at 1-800-467-0743 or send such requests to attendameeting@astfinancial.com with “ETV – Legal Proxy” in the subject line.

Information Concerning Independent Registered Public Accounting Firm. The Board of Trustees of each Fund has selected Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, as the independent registered public accounting firm for each Fund. Representatives of Deloitte & Touche LLP are not expected to be available at the Special Meeting and will not have the opportunity to make a statement.

Ownership of Shares

Acquired Fund

To the best of Acquired Fund’s knowledge, the following shareholders (record holders) owned more than 5% of the Fund’s outstanding shares as of November 21, 2022.

Name and Address	Aggregate Share Amount Beneficially Owned	Percent
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	1,528,968	15.67%
E*TRADE SECURITIES LLC 200 HUDSON STREET SUITE 501 JERSEY CITY NJ 07311	492,304	5.04%
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEERLAKE DR. E. JACKSONVILLE FL 32246	561,855	5.76%
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MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231	1,640,282	16.81%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	1,322,031	13.55%
TD AMERITRADE CLEARING, INC. 200 S 108TH AVE OMAHA NE 68154	1,377,474	14.11%

As of December 15, 2022, the Trustees and officers of Acquired Fund as a group owned beneficially less than 1% of the outstanding Acquired Fund shares.

Acquiring Fund

To the best of Acquiring Fund’s knowledge, the following shareholders (record holders) owned more than 5% of the Fund’s outstanding shares as of November 21, 2022.

Name and Address	Aggregate Share Amount Beneficially Owned	Percent
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	14,868,512	13.64%
MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231	7,548,274	6.92%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	17,267,223	15.84%
TD AMERITRADE CLEARING, INC. 200 S 108TH AVE OMAHA NE 68154	9,709,337	8.91%
AEIS, INC. 682 AMP Financial Center Minneapolis, MN 55474	5,781,152	5.30%
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEERLAKE DR. E. JACKSONVILLE FL 32246	10,784,619	9.89%
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Wells Fargo Clearing Services LLC 2801 Market Street H0006-09B St. Louis, MO 63103	6,801,506	6.24%

As of December 15, 2022, the Trustees and officers of Acquiring Fund as a group owned beneficially less than 1% of the outstanding Acquiring Fund shares.

Available Information

Each Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W. Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

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APPENDIX A

Form of

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [ ] day of [ ], 20__, by and between Eaton Vance Tax-Managed Buy-Write Strategy Fund (“Acquired Fund”), a Massachusetts business trust, and Eaton Vance Tax-Managed Buy-Write Opportunities Fund (“Acquiring Fund” and together with Acquired Fund, the “Funds”), a Massachusetts business trust.

WITNESSETH

WHEREAS, the Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies;

WHEREAS, the Funds desire to provide for the reorganization of Acquired Fund consisting of (i) the transfer of all of the assets of Acquired Fund in exchange for shares of Acquiring Fund (“Acquiring Fund Shares”), (ii) the assumption by Acquiring Fund of all of the Assumed Liabilities (as defined below) of Acquired Fund and (iii) the distribution, after the Closing Date, of Acquiring Fund Shares to the shareholders of Acquired Fund, in complete liquidation of Acquired Fund, in the manner set forth herein (collectively, the “Reorganization”);

WHEREAS, it is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.	Definitions

1.1.              The term “1933 Act” all mean the Securities Act of 1933, as amended.

1.2.              The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

1.3.              The term “Acquiring Fund N-14” shall mean Acquiring Fund’s registration statement on Form N-14, including a Proxy Statement/Prospectus as may be amended, that describes the transactions contemplated by this Agreement and registers Acquiring Fund Shares to be issued in connection with this transaction.

1.4.              The term “Assumed Liabilities” shall mean all liabilities, expenses, obligations, duties, costs, charges and receivables of any kind or nature of the Acquired Fund, whether accrued or contingent, known or unknown, existing as of the Close of Trading on the NYSE on the Valuation Date. The Assumed Liabilities shall include, without limitation: (a) liabilities of the Acquired Fund to indemnify each current or former trustee of the Acquired Fund against all liabilities and expenses incurred by such trustee, and to advance related expenses, in each case in the manner and to the extent that such liabilities and expenses would have been indemnified under the Acquired Fund’s Declaration of Trust (as defined below); and (b) liabilities of the Acquired Fund to indemnify current and former shareholders of the Acquired Fund, to the extent such shareholders would have been indemnified under the Acquired Fund’s Declaration of Trust.

1.5.              The term “Business Day” shall mean any day that the NYSE is open.

1.6.              The term “By-Laws” shall mean (i) with respect to Acquiring Fund, the Amended and Restated By-Laws of Eaton Vance Tax-Managed Buy-Write Opportunities Fund, dated as of August 13, 2020, and (ii) with respect to Acquired Fund, the Amended and Restated By-Laws of Eaton Vance Tax Managed Buy-Write Strategy Fund, dated as of August 13, 2020, each as subsequently amended, supplemented, amended and restated or otherwise revised from time to time.

1.7.              The term “Close of Trading on the NYSE” shall mean the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern time.

1.8.              The term “Closing” shall mean the closing of the transactions contemplated by this Agreement.

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1.9.              The term “Closing Date” shall mean XX XX, 2023, provided all necessary approvals have been received, or such other date as may be agreed by the parties on which the Closing is to take place.

1.10.           The term “Commission” shall mean the U.S. Securities and Exchange Commission.

1.11.           The term “Custodian” shall mean State Street Bank and Trust Company.

1.12.           The term “Declaration of Trust” shall mean, (i) with respect to Acquiring Fund, the Agreement and Declaration of Trust of Eaton Vance Tax-Managed Buy-Write Opportunities Fund, dated as of March 30, 2005, and (ii) with respect to Acquired Fund, the Agreement and Declaration of Trust of Eaton Vance Tax-Managed Buy-Write Strategy Fund, dated as of January 14, 2010, each as subsequently amended, supplemented, amended and restated or otherwise revised from time to time.

1.13.           The term “Delivery Date” shall mean the date contemplated by Section 3.3 of this Agreement.

1.14.           The term “NYSE” shall mean the New York Stock Exchange.

1.15.           The term “Proxy Statement” shall mean the Proxy Statement/Prospectus furnished to Acquired Fund shareholders in connection with this transaction.

1.16.           The term “Securities List” shall mean the list of those securities and other assets owned by Acquired Fund on the Delivery Date.

1.17.           The term “Valuation Date” shall mean the day of the Closing Date.

2.	Transfer and Exchange of Assets

2.1.              Reorganization of Acquired Fund. At the Closing, subject to the requisite approval of Acquired Fund’s shareholders and the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund all of Acquired Fund’s assets and Acquiring Fund agrees in consideration therefor: (i) to issue and deliver to Acquired Fund Acquiring Fund Shares (including fractional shares, if any) having an aggregate net asset value equal to the aggregate net asset value of the shares of Acquired Fund, computed in the manner and as of the time and date set forth in Section 2.2; and (ii) to assume all of the Assumed Liabilities of Acquired Fund.

2.2.              Computation of Net Asset Value. The net asset value per share of Acquiring Fund Shares and the net value of the assets of Acquired Fund subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The net asset value of the Acquiring Fund Shares shall be determined pursuant to the regular procedures of the investment adviser on behalf of the Funds. In determining the value of the securities transferred by Acquired Fund to Acquiring Fund, the value of such assets shall be determined in accordance with the Acquiring Fund’s valuation policies and procedures.

3.	Closing, Valuation Date and Delivery

3.1.              Closing. The Closing shall occur immediately after the close of business on the Closing Date. All acts taking place at Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed in writing by the parties. The Closing may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2.              Valuation Date. Pursuant to Section 2.2, the net value of the assets of Acquired Fund and the net asset value per share of Acquiring Fund shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The stock transfer books of Acquired Fund will be permanently closed, and sales of Acquired Fund shares shall be suspended, as of the close of business of Acquired Fund on the Valuation Date.

In the event that trading on the NYSE or on another exchange or market on which securities held by Acquired Fund are traded shall be disrupted on the Valuation Date so that, in the judgment of Acquired Fund, accurate appraisal of the net assets of Acquired Fund to be transferred hereunder is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall, in the judgment of Acquired Fund and Acquiring Fund, have been resumed without disruption. In such event, the Closing Date shall also be postponed.

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3.3.              Delivery of Assets. After the close of business on the Valuation Date, Acquired Fund shall issue instructions providing for the delivery of all of its assets to the Custodian to be held for the account of Acquiring Fund, effective as of the Closing. Acquiring Fund may inspect such securities at the offices of the Custodian prior to the Valuation Date.

4.	Acquired Fund Distributions and Termination

Upon consummation of the transactions described in Section 2.1, Acquired Fund will distribute to Acquired Fund’s shareholders of record Acquiring Fund Shares received by Acquired Fund pursuant to Section 2.1. In addition, as soon as is reasonably practicable after the Closing Date, Acquired Fund will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of the shareholders of record of Acquired Fund’s shares, determined as of the close of business on the Valuation Date. The aggregate net asset value of Acquiring Fund Shares to be so credited to shareholders of Acquired Fund shall be equal to the aggregate net asset value of Acquired Fund shares owned by such shareholders on the Valuation Date. All issued and outstanding Acquired Fund shares shall thereupon be canceled on the books of Acquired Fund. Acquiring Fund shall have no obligation to inquire as to the correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct.

5.	Acquired Fund Securities

On the Delivery Date, Acquired Fund shall deliver the Securities List and tax records. Such records shall be made available to Acquiring Fund prior to the Closing Date for inspection by the Treasurer (or his or her designee). Notwithstanding the foregoing, it is expressly understood that Acquired Fund may hereafter until the close of business on the Valuation Date sell any securities owned by it in the ordinary course of its business as a closed-end, management investment company.

6.	Liabilities and Expenses

Acquiring Fund shall acquire all Assumed Liabilities of Acquired Fund. Acquired Fund will discharge known liabilities, to the extent practicable, prior to the Closing Date. Acquired Fund shall bear the expenses of carrying out this Agreement, provided that any costs of portfolio rebalancing are to be borne by the Fund that directly incurs them.

7.	Representations and Warranties

Acquiring Fund and Acquired Fund each hereby represents, warrants and agrees as to itself as follows:

7.1.              Legal Existence. The Funds are each a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets and to carry on its business as presently conducted. Each Fund is authorized to issue an unlimited number of shares of beneficial interest.

7.2.              Registration under 1940 Act. Each Fund is duly registered as a closed-end management investment company under the 1940 Act and such registrations are in full force and effect.

7.3.              Financial Statements. The statement of assets and liabilities and the schedule of portfolio investments and the related statements of operations and changes in net assets of Acquired Fund and Acquiring Fund dated [ ] and [ ], fairly present the financial condition of Acquired Fund and Acquiring Fund as of said dates in conformity with generally accepted accounting principles.

7.4.              No Contingent Liabilities. There are no known contingent liabilities of Acquired Fund or Acquiring Fund not disclosed and there are no legal, administrative or other proceedings pending, or to the knowledge of Acquired Fund threatened, against Acquired Fund or to the knowledge of Acquiring Fund threatened against Acquiring Fund which would materially affect its financial condition.

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7.5.              Requisite Approvals. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of each Fund by vote taken at a meeting of such Board duly called and held on November 8, 2022. No approval of the shareholders of Acquiring Fund is required in connection with this Agreement or the transactions contemplated hereby. The Agreement has been executed and delivered by a duly authorized officer of Acquired Fund and Acquiring Fund and is a valid and legally binding obligation of each of Acquired Fund and Acquiring Fund enforceable in accordance with its terms.

7.6.              No Material Violations. Acquired Fund and Acquiring Fund are not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Declaration of Trust or By-Laws, as may be amended, of Acquired Fund or Acquiring Fund or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund or Acquiring Fund is a party or by which they are bound.

7.7.              Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on Acquired Fund or Acquiring Fund, each of Acquired Fund and Acquiring Fund has filed or will file or obtain valid extensions of filing dates for all required federal, state and local tax returns and reports for all taxable years through and including its current taxable year and no such filings are currently being audited or contested by the Internal Revenue Service or state or local taxing authority and all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable pursuant to such returns have been paid or will be paid, so far as due. Each of Acquired Fund and Acquiring Fund has elected to be treated as a “regulated investment company” for federal tax purposes, has qualified as such for each taxable year of its operations and will qualify as such as of the Closing Date.

7.8.              Good and Marketable Title. On the Closing Date, Acquired Fund will have good and marketable title to its assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to Acquiring Fund. Upon delivery of such assets, Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, except as to adverse claims under Article 8 of the Uniform Commercial Code of which Acquiring Fund has notice and necessary documentation at or prior to the time of delivery.

7.9.              Acquiring Fund Registration Statement Not Misleading. Acquiring Fund’s registration statement conforms on the date of the Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

7.10.           Proxy Statement. The Proxy Statement delivered to Acquired Fund shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects, conforms to the applicable requirements of the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated thereon or necessary to make statements therein, in light of the circumstances under which they were made, not materially misleading.

7.11.           Books and Records. Each of Acquired Fund and Acquiring Fund has maintained all records required under Section 31 of the 1940 Act and rules thereunder. Acquired Fund will deliver to Acquiring Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with Acquiring Fund in connection with (i) the preparation and filing of tax returns for Acquired Fund and/or Acquiring Fund for tax periods or portions thereof ending on or before, or that include, the Closing Date and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of Acquired Fund’s or Acquiring Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of Acquired Fund or Acquiring Fund ending on or before, or that includes, the Closing Date of an amount or amounts sufficient for Acquired Fund or Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before, or that includes, the Closing Date, in each case without any additional consideration therefor.

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8.	Conditions Precedent to Closing

The obligations of the parties hereto shall be conditioned on the following:

8.1.              Representations and Warranties. The representations and warranties of the parties made herein will be true and correct as of the date of this Agreement and on the Closing Date.

8.2.              Shareholder Approval. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of Acquired Fund shares in accordance with the 1940 Act and the Declaration of Trust and By-Laws, each as amended.

8.3.              Tax-Free Reorganization. It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(l) of the Code. Neither party to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or is reasonably likely to result in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(l) of the Code.

8.4.              Favorable Tax Opinion of Ropes & Gray, LLP. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) reasonably satisfactory to the Acquired Fund substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes, with respect to the Reorganization of the Acquired Fund with and into the Acquiring Fund:

8.4.1.	The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.
8.4.2.	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Acquired Fund and (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 2 hereof, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing, if any, of the tax year of Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.
8.4.3.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of the Assumed Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 2 hereof.
8.4.4.	Acquiring Fund’s tax basis in the assets of Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in Section 8.4.2 above.
8.4.5.	The holding period in the hands of Acquired Fund of each Acquired Fund asset transferred to Acquiring Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in Section 8.4.2 above, will include the period during which such asset were held or treated for federal income tax purposes as held by Acquired Fund.
8.4.6.	No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled).
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8.4.7.	The aggregate tax basis of the Acquiring Fund Shares an Acquired Fund shareholder receives (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of Acquired Fund shares exchanged therefor.
8.4.8.	An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares (including fractional shares to which they may be entitled) received in the Reorganization will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund Shares exchanged therefor, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.
8.4.9.	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.
8.4.10.	The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.5.              Pending or Threatened Proceedings. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6.              Registration Statement. The Acquiring Fund N-14 shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of such Acquiring Fund N-14 shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The Proxy Statement has been delivered to each shareholder of record of Acquired Fund as of November 21, 2022 in accordance with the provisions of the 1934 Act and the rules thereunder.

8.7.              Declaration of Dividend. Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Acquired Fund shareholders all of Acquiring Fund’s investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) for the final taxable period of Acquired Fund, all of its net capital gain realized in the final taxable period of Acquired Fund (after reduction for any capital loss carryforward) and all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the final taxable period of Acquired Fund.

8.8.              State Securities Laws. The parties shall have received all permits and other authorizations necessary, if any, under state securities laws to consummate the transactions contemplated herein.

8.9.              Performance of Covenants. Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the Closing Date.

8.10.           Due Diligence. Acquiring Fund shall have had reasonable opportunity to have its officers and agents review the records of Acquired Fund.

8.11.           No Material Adverse Change. From the date of this Agreement, through the Closing Date, there shall not have been:

•	any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Acquired Fund or Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;
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•	any loss (whether or not covered by insurance) suffered by Acquired Fund or Acquiring Fund materially and adversely affecting Acquired Fund or Acquiring Fund, other than depreciation of securities;
•	issued by Acquired Fund or Acquiring Fund to any person any option to purchase or other right to acquire shares of any class of Acquired Fund or Acquiring Fund Shares (other than in the ordinary course of Acquiring Fund’s or Acquiring Fund’s business as a closed-end management investment company);
•	any indebtedness incurred by Acquired Fund or Acquiring Fund for borrowed money or any commitment to borrow money entered into by Acquired Fund or Acquiring Fund except as permitted in Acquired Fund’s registration statement or Acquiring Fund’s registration statement and disclosed in financial statements required to be provided under this Agreement;
•	any amendment to the Declaration of Trust or By-Laws of Acquired Fund or Acquiring Fund that will adversely affect the ability of either Fund to comply with the terms of this Agreement; or
•	any grant or imposition of any lien, claim, charge or encumbrance upon any asset of Acquired Fund except as provided in Acquired Fund’s registration statement so long as it will not prevent Acquired Fund from complying with Section 7.8.

8.12.           Lawful Sale of Shares. On the Closing Date, Acquiring Fund Shares to be issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable, and conform in all substantial respects to the description thereof contained in Acquiring Fund’s registration statement and Proxy Statement furnished to the Acquired Fund shareholders and the Acquiring Fund Shares to be issued pursuant to paragraph 2.1 of this Agreement will be duly registered under the 1933 Act by Acquiring Fund’s registration statement and will be offered and sold in compliance with all applicable state securities laws.

8.13.           Documentation and Other Actions. Acquired Fund and Acquiring Fund shall have executed such documents and shall have taken such other actions, if any, as reasonably requested to fully effectuate the transactions contemplated hereby.

8.14.           Listing. The Acquiring Fund Shares shall have been accepted for listing by the NYSE.

9.	Addresses

All notices required or permitted to be given under this Agreement shall be given in writing to Acquired Fund or Acquiring Fund, as applicable, Two International Place, Boston, MA 02110 (Attention: Chief Legal Officer), or at such other place as shall be specified in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

10.	Termination

This Agreement may be terminated by either party upon the giving of written notice to the other, if any of the representations, warranties or conditions specified in Sections 7 or 8 hereof have not been performed or do not exist on or before XX XX, 2023. In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Trustees or shareholders) shall have any liability to the other.

11.	Miscellaneous

This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. Acquired Fund and Acquiring Fund represent that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. Each Fund represents that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or

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interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Whenever used herein, the use of any gender shall include all genders. In the event that any provision of this Agreement is unenforceable at law or in equity, the remainder of the Agreement shall remain in full force and effect.

12.	Amendments

At any time prior to or after approval of this Agreement by Acquired Fund shareholders (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be received by Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval. The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

13.	Massachusetts Business Trust

References in this Agreement to Acquired Fund or Acquiring Fund mean and refer to the Trustees from time to time serving under its Declarations of Trust on file with the Secretary of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which they conduct their businesses. It is expressly agreed that the obligations of Acquired Fund or Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of either Fund personally, but bind only the trust property of the applicable Fund as provided in said Declaration of Trust. The execution and delivery of this Agreement has been authorized by the respective trustees and signed by an authorized officer of each Fund, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the applicable Fund as provided in such Declaration of Trust.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by their officers thereunto duly authorized, as of the day and year first above written.

ATTEST:	EATON VANCE TAX-MANAGED BUY-WRITE OPPORTUNITIES FUND
By:

EATON VANCE TAX-MANAGED BUY-WRITE STRATEGY FUND
By:

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APPENDIX B

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN

Holders of common shares (the “Shares”) of Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the “Fund”) who participate (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) are advised as follows:

1.       The Plan Agent. PFPC Inc. (the “Agent”) will act as Agent for each Participant. The Agent will open an account for each Participant under the Plan in the same name as his or her outstanding Shares are registered.

2.       Election to Participate. A Shareholder may elect to receive all distributions (“Distributions”) payable with respect to his or her Shares in additional Shares. To participate in the Plan and receive all Distributions in Shares, a Shareholder must indicate his or her election to do so by completing and returning to the Plan Agent a Dividend Reinvestment Plan Application Form. Shareholders who do not elect to participate in the Plan by completing and returning such Form will receive Distributions in cash paid directly by the Agent as dividend disbursing agent for the applicable Fund.

3.       Market Premium Issuances. If on the payment date for a Distribution, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, the Agent shall receive newly issued Shares, including fractions, from the Fund for each Participant’s account. The number of additional Shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per Share on the payment date, or 95% of the then current market price per Share.

4.       Market Discount Purchases. If the net asset value per Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor, for a purchase period of 30 days, to apply the amount of such Distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred) to purchase Shares on the open market. The weighted average price (including brokerage commissions) of all Shares purchased by the Agent as Agent shall be the price per Share allocable to each Participant. If, at the close of business on any day during the purchase period on which net asset value per Share is calculated such net asset value equals or is less than the market price per Share plus estimated brokerage commissions, the Agent will cease open-market purchases, and the uninvested portion of such Distribution shall be filled through the issuance of new Shares from the Fund at the price set forth in Paragraph 3 above. Open-market purchases may be made on any securities exchange where Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

5.       Valuation. The market price of Shares on a particular date shall be the last sales price on the exchange where the Shares are listed on that date, or, if there is no sale on such exchange on that date, then the mean between the closing bid and asked quotations on such exchange on such date. The net asset value per Share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

6.       Liability of Agent. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Shares within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Shares acquired. For the purpose of cash investments, the Agent may commingle Participants’ funds (of the same Fund).

7.       Recordkeeping. The Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares. Each Participant will be sent a confirmation by the Agent of each acquisition made for their account as soon as practicable, but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of Shares at the time of termination.

B-1

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional shares of other securities, the Shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

8.       Proxy Materials. The Agent will forward to each Participant any proxy solicitation material and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the Fund, and then with respect to any proxies not returned by the Participant to the Fund in the same portion as the Agent votes proxies returned by the Participants to the Fund.

9.       Fees. The Agent’s service fee for handling Distributions will be paid by the Fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases. If a Participant elects by notice to the Agent to have the Agent sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

10.       Termination in the Plan. Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at P.O. Box 43027, Providence, RI 02940-3027, or by telephone at 800-331-1710. Such termination will be effective with respect to a Distribution if the Participant’s notice is received by the Agent prior to the Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge.

11.       Amendment of the Plan. These terms and conditions may be amended by the Agent, or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent.

12.       Applicable Law. These terms and conditions shall be governed by the laws of The Commonwealth of Massachusetts.

B-2

APPENDIX C

Federal Income Tax Matters

The discussions below and certain disclosure in the Statement of Additional Information provide general tax information related to an investment in the shares of Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the “Trust”). Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of an investment in the Trust. The following tax discussion assumes that you are a U.S. shareholder that is not subject to special rules under the Internal Revenue Code of 1986, as amended (the “Code”), and that you hold the Shares as a capital asset (generally, property held for investment).

A U.S. shareholder means an owner of shares that, for U.S. federal income tax purposes, is a citizen or individual resident of the United States, a corporation (including any entity treated as a corporation for federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, an estate the income of which is subject to federal income taxation regardless of its source, or a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

The Trust has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Trust must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Trust is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income, net recognized capital gains and net tax-exempt income.

The Trust also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions will generally be subject to federal, state and local taxation, depending on a shareholder’s situation. Such distributions are taxable whether paid in cash or reinvested in additional shares of the Trust. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss, determined with reference to any capital loss carryforwards) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held their shares. The net investment income, including capital gains, of certain individuals, estates and trusts will be subject to an additional 3.8% Medicare tax.

As a RIC, the Trust will not be subject to U.S. federal income tax in any taxable year provided that it meets certain distribution requirements. If the Trust retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it is permitted to designate the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Shares owned by a shareholder of the Trust will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Dividends and other taxable distributions declared by the Trust in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the shareholder but retained by the Trust) after the close of the Trust’s taxable year.

The sale or exchange of shares normally will result in capital gain or loss to shareholders. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, ordinary income (including short-term capital gain taxable as ordinary income

C-1

when distributed) is taxed at higher marginal rates than long-term capital gains. An additional 3.8% Medicare tax may apply to certain individual, estate or trust shareholders’ taxable distributions and to any capital gains received by such shareholders. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received (or deemed received) by the shareholder on such share. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other substantially identical shares of the Trust or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

The Trust may be required to “backup” withhold a portion of distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or if the shareholders have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Trust may invest in securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Trust, it could affect the timing or character of income recognized by the Trust, requiring the Trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

C-2

APPENDIX D

Financial Highlights

Acquired Fund. The following presents financial highlights for one share of Acquired Fund outstanding throughout the last ten fiscal years. Information for the six months ended June 30, 2022 has not been audited.

Financial Highlights
	Six Months Ended	Year Ended December 31,
	June 20, 2022 (Unaudited)	2021	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Net asset value — Beginning of period	$ 12.070	$ 10.530	$ 10.540	$ 9.990	$11.450	$ 12.760	$14.320	$14.20	$15.30	$18.29	$18.43	$17.89
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.001)	$ (0.009)	$ 0.025	$ 0.054	$ 0.094	$ 0.101	0.085	$0.093	$0.088	$0.073	$0.038	$0.060
Net realized and unrealized gain (loss)	(2.034)	2.399	0.815	1.204	(0.784)	(0.251)	(0.485)	1.065	0.184	(1.363)	1.522	2.180
Total income (loss) from operations	$ (2.035)	$ 2.390	$ 0.840	$ 1.258	$ (0.690)	$ (0.150)	$(0.400)	$1.158	$0.272	$(1.290)	$1.560	$2.240
Less Distributions
From net investment income	$ (0.425)*	$ —	$ (0.025)	$ (0.057)	$ (0.093)	$ (0.101)	$(0.146)	$(0.093)	$(0.088)	$(0.074)	$(0.037)	$(0.060)
From net realized gain	-	-	-	-	-	-	(0.037)	(0.249)	-	-	(1.525)	(0.898)
Tax return of capital	-	(0.850)	(0.825)	(0.651)	(0.677)	(1.059)	(0.977)	(0.818)	(1.312)	(1.626)	(0.138)	(0.742)
Total distributions	$(0.425)	$(0.850)	$(0.850)	$(0.708)	$(0.770)	$(1.160)	$(1.160)	$(1.16)	$(1.400)	$(1.700)	$(1.700)	$(1.700)
Anti-dilutive effect of share repurchase program	-	-	-	-	-	-	-	$0.122	$0.028	-	-	-
Net asset value — End of period	$ 9.610	$ 12.070	$ 10.530	$ 10.540	$ 9.990	$ 11.450	$12.760	$14.320	$14.200	$15.300	$18.290	$18.430
Market value — End of period	$10.14	$ 12.220	$ 9.900	$ 10.240	$ 8.520	$ 10.250	$11.330	$12.570	$12.690	$14.200	$17.670	$16.550
Total Investment Return on Net Asset Value(2)	(17.14)% (3)	23.54%	9.44%	13.51%	(5.22)%	(5.90)%	(2.01)%	10.36%	2.67%	(6.81)%	9.23%	13.69%
Total Investment Return on Market Value(2)	(13.64)% (3)	33.03%	5.90%	29.31%	(9.71)%	0.22%	(0.88)%	8.40%	(1.14)%	(10.47)%	17.45%	9.23%

D-1

	Ratios/Supplemental Data
	Net assets, end of period (000’s omitted)	$ 93,699	$117,633	$102,437	$102,573	$97,207	$111,381	$124,202	$139,326	$147,635	$161,671	$193,069	$194,508
	Ratios (as a percentage of average daily net assets):
	Expenses	1.26% (4)(5)	1.21%	1.25%	1.32%	1.49%	1.45%	1.44%	1.43%	1.42%	1.43%	1.42%	1.43%
	Net investment income (loss)	(0.03)% (4)	-0.08%	0.25%	0.53%	0.90%	0.81%	0.62%	0.64%	0.58%	0.44%	0.21%	0.33%
	Portfolio Turnover	6% (3)	3%	21%	109%	59%	68%	46%	35%	52%	51%	14%	59%

(1)	Computed using average shares outstanding.
(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

(3)	Not annualized.
(4)	Annualized.
(5)	The investment adviser reduced a portion of its adviser and administration fee (equal to less than 0.005% of average daily net assets for the six months ended June 30, 2022).
*	A portion of the distributions may be deemed from net realized gain or a tax return of capital at year-end. See Note 2.

The financial highlights of Acquired Fund for the six months ended June 30, 2022 are included in Acquired Fund’s semi-annual report to shareholders dated June 30, 2022, which is incorporated by reference.

Acquiring Fund. The financial highlights of Acquiring Fund, which present certain financial information for one share of the Fund outstanding throughout the last ten fiscal years, are included in Acquiring Fund’s prospectus dated April 29, 2022 which is incorporated by reference. The financial highlights of Acquiring Fund for the six months ended June 30, 2022 are included in Acquiring Fund’s semi-annual report to shareholders dated June 30, 2022, as amended, which is incorporated by reference.

D-2

Eaton Vance

PROXY CARD

VOTER PROFILE:

Voter ID: Security ID:

Shares to Vote: Household ID:

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER:

Vote on the internet

Go to the website below and enter your control number or simply use your camera on yoursmart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 467-0743 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

EATON VANCE TAX-MANAGED BUY-WRITE ^ STRATEGY FUND

Two International Place
Boston, Massachusetts 02110

The undersigned holder(s) of Common Shares of beneficial interest of Eaton Vance Tax-Managed Buy-Write ^ Strategy Fund (the "Fund"), a Massachusetts business trust, hereby appoints ^ James F. Kirchner, Deidre E. Walsh, and ^ Nicholas S. Di Lorenzo, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held in a hybrid format at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110 and telephonically, on February 2, 2023 at 1:00 p.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

^ **IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE ^ SPECIAL MEETING TO BE HELD FEBRUARY 2, ^ 2023**. The Notice of Special Meeting of Shareholders, Proxy Statement and Form(s) of Proxy Card are available on the Eaton Vance Website, **^ https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php**. Please call 1-800-^ 467-0743 for information on how to obtain directions to be able to attend and vote at the Special ^ Meeting in person. Please see information in the Proxy Statement for how to attend the Special ^ Meeting virtually or telephonically.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call (800) ^ 467-0743 toll free. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

D-3

PROXY CARD

EATON VANCE TAX-MANAGED BUY-WRITE ^ STRATEGY FUND

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF**. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" the proposal. The persons named as proxies will vote against any such adjournment those proxies that voted "AGAINST". BY VOTING, THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ^ SPECIAL MEETING AND PROXY STATEMENT.

The Board of Trustees of the Fund (the "Board"), including the Independent Trustees, recommends that you vote FOR approval of the ^ Agreement and Plan of Reorganization.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE OR VOTE BY USING ANY OF THE OTHER CONVENIENT OPTIONS ON THE FRONT SIDE OF THIS PROXY CARD.

THANK YOU FOR VOTING.

Mail ID: CUSIP:^

D-4

The information contained in this Statement of Additional Information is not complete and will be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED December 22, 2022

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Reorganization of

Eaton Vance Tax-Managed Buy-Write Strategy Fund

(“Acquired Fund”)

with and into

Eaton Vance Tax-Managed Buy-Write Opportunities Fund
(“Acquiring Fund”)

Two International Place

Boston, Massachusetts 02110

(617) 482-8260

Dated December [30], 2022

This Statement of Additional Information (“SAI”) of Acquiring Fund is available to the shareholders of Acquired Fund (together with Acquired Fund, the “Funds”) in connection with the proposed reorganization (the “Reorganization”) of Acquired Fund with and into Acquiring Fund. If the Agreement and Plan of Reorganization is approved by Acquired Fund shareholders, the Reorganization would be effected as follows:

•	Acquired Fund would transfer all of its assets and assign all of its liabilities to Acquiring Fund.
•	The shares of Acquiring Fund (including fractional shares, if applicable), having an aggregate net asset value equal to the value of the assets being transferred, would be distributed to Acquired Fund shareholders proportionately on the basis of the net asset value, in complete liquidation and dissolution of Acquired Fund.

The Reorganization is described in further detail in the Proxy Statement/Prospectus dated December [30], 2022 (the “Proxy Statement/Prospectus”).

Each Fund is a diversified, closed-end management investment company. Eaton Vance Management (“Eaton Vance” or the “Adviser”), Two International Place, Boston, Massachusetts 02110, is the investment manager to the Funds.

This SAI is not a prospectus. A copy of the Proxy Statement/Prospectus relating to the Reorganization may be obtained, without charge, at www.eatonvance.com, by writing to the Funds at Two International Place, Boston, Massachusetts 02110 or by calling toll-free 1-800-262-1122. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

TABLE OF CONTENTS

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS	2-B
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	2-B
SUPPLEMENTAL FINANCIAL INFORMATION	2-B

1-B

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

The following documents are on file with the U.S. Securities and Exchange Commission and are available on the Funds’ website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php) or at no charge by contacting the Adviser at 1-800-262-1122. The documents are incorporated by reference (and therefore legally part of) this SAI.

▪	Acquiring Fund’s Statement of Additional Information dated April 29, 2022, as supplemented (File No. 333-264574)
▪	The audited financial statements and related independent registered public accounting firm’s report and the financial highlights contained in Acquiring Fund’s annual report to shareholders dated December 31, 2021 (SEC Accession No. 0001193125-22-053923)
▪	The financial statements and the financial highlights contained in Acquiring Fund’s semi-annual report to shareholders dated June 30, 2022, as amended (SEC Accession No. 0001193125-22-253903)
▪	The audited financial statements and related independent registered public accounting firm’s report and the financial highlights contained in Acquired Fund’s annual report to shareholders dated December 31, 2021 (SEC Accession No. 0001193125-22-053960)
▪	The financial statements and the financial highlights contained in Acquired Fund’s semi-annual report to shareholders dated June 30, 2022 (SEC Accession No. 0001193125-22-229823)

No other parts of the Funds’ annual or semi-annual reports are incorporated by reference herein.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Acquired Fund

To the best of Acquired Fund’s knowledge, the following shareholders (record holders) owned more than 5% of the Fund’s outstanding shares as of November 21, 2022.

Name and Address	Aggregate Share Amount Beneficially Owned	Percent
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	1,528,968	15.67%
E*TRADE SECURITIES LLC 200 HUDSON STREET SUITE 501 JERSEY CITY NJ 07311	492,304	5.04%
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEERLAKE DR. E. JACKSONVILLE FL 32246	561,855	5.76%
MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231	1,640,282	16.81%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	1,322,031	13.55%
2-B

TD AMERITRADE CLEARING, INC. 200 S 108TH AVE OMAHA NE 68154	1,377,474	14.11%

As of December 15, 2022, the Trustees and officers of Acquired Fund as a group owned beneficially less than 1% of the outstanding Acquired Fund shares.

Acquiring Fund

To the best of Acquiring Fund’s knowledge, the following shareholders (record holders) owned more than 5% of the Fund’s outstanding shares as of November 21, 2022.

Name and Address	Aggregate Share Amount Beneficially Owned	Percent
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	14,868,512	13.64%
MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231	7,548,274	6.92%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	17,267,223	15.84%
TD AMERITRADE CLEARING, INC. 200 S 108TH AVE OMAHA NE 68154	9,709,337	8.91%
AEIS, INC. 682 AMP Financial Center Minneapolis, MN 55474	5,781,152	5.30%
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEERLAKE DR. E. JACKSONVILLE FL 32246	10,784,619	9.89%
Wells Fargo Clearing Services LLC 2801 Market Street H0006-09B St. Louis, MO 63103	6,801,506	6.24%

As of December 15, 2022, the Trustees and officers of Acquiring Fund as a group owned beneficially less than 1% of the outstanding Acquiring Fund shares.

3-B

SUPPLEMENTAL FINANCIAL INFORMATION

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of Acquiring Fund are not included in this SAI.

A table showing the current fees of each Fund, and the fees and expenses of Acquiring Fund after the closing of the Reorganization on a pro forma basis after giving effect to the Reorganization, is included in the section entitled “Fees and Expenses for Shareholders of the Funds” of the Proxy Statement/Prospectus.

Although, the Reorganization will not result in a material change to Acquired Fund’s investment portfolio due to investment restrictions of Acquiring Fund, Acquired Fund nonetheless anticipates disposing of approximately 13% of its pre-Reorganization equity portfolio holdings (as of December 16, 2022) in anticipation of the Reorganization. As a result, a schedule of investments of Acquired Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to Acquired Fund’s portfolio in advance of the Reorganization and/or the combined fund’s portfolio following the Reorganization.

There are no material differences in accounting policies of Acquired Fund as compared to those of Acquiring Fund.

4-B

PART C

OTHER INFORMATION

Item 15.	Indemnification

The Registrant’s Amended and Restated By-Laws and the Form of Distribution Agreement contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

The Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 15, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)	(a)	Agreement and Declaration of Trust dated March 30, 2005 filed as Exhibit (1)(a) is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-123770, 811-21735) as to the Registrant’s common shares of beneficial interest (“Common Shares”) filed with the Securities and Exchange Commission on April 1, 2005 (Accession No. 0000898432-05-003034) (“Initial Common Shares Registration Statement”).
	(b)	Amendment to Agreement and Declaration of Trust dated August 11, 2008 filed as Exhibit (1)(b) is incorporated herein by reference to the Registrant’s initial Shelf Registration Statement on Form N-2 (File Nos. 333-214545, 811-21735) as to the Registrant’s common shares of beneficial interest (“Common Shares”) filed with the Securities and Exchange Commission on November 10, 2016 (Accession No. 0000940394-16-003207) (“Initial Shelf Registration Statement”).
(2)		Amended and Restated By-Laws dated August 13, 2020 is incorporated herein by reference to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on August 13, 2020 (Accession No. 0000940394-20-001216).
(3)		Not applicable.
(4)		Form of Agreement and Plan of Reorganization – filed herewith as Appendix A to the Proxy Statement/Prospectus.
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(5)		Form of Specimen Certificate for Common Shares of Beneficial Interest filed as Exhibit (5) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Initial Common Shares Registration Statement as filed with the Commission on May 25, 2005 (Accession No. 0000950135-05-003034) (“Pre-Effective Amendment No. 1”).
(6)	(a)	Investment Advisory Agreement dated March 1, 2021 between the Registrant and Eaton Vance Management filed as Exhibit (6)(a) is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission on April 23, 2021 (Accession No. 0000940394-21-000773) (“Post-Effective Amendment No. 2”).
	(b)	Investment Sub-Advisory Agreement dated March 1, 2021 between Eaton Vance Management and Parametric Portfolio Associates LLC filed as Exhibit (6)(b) is incorporated herein by reference to Post-Effective Amendment No. 2.
(7)	(a)	Form of Purchase Agreement filed as Exhibit (7)(a) is incorporated herein by reference to Pre-Effective Amendment No. 1.
	(b)	Form of Distribution Agreement with respect to the Rule 415 shelf offering filed as Exhibit (7)(b) is incorporated herein by reference to the Registrant’s Initial Shelf Registration on Form N-2 filed with the Securities and Exchange Commission on April 29, 2022 (Accession No. 0000940394-22-000949).
	(c)	Form of Sub-Placement Agent Agreement filed as Exhibit (7)(c) is incorporated herein by reference to the Registrant’s Initial Shelf Registration on Form N-2 filed with the Securities and Exchange Commission on April 29, 2022 (Accession No. 0000940394-22-000949).
(8)		Not Applicable.
(9)	(a)	Amended and Restated Master Custodian Agreement between Eaton Vance Funds and State Street Bank & Trust Company dated September 1, 2013 filed as Exhibit (9)(a) is incorporated herein by reference to Post-Effective Amendment No. 211 of Eaton Vance Mutual Funds Trust’s Registration Statement on Form N-1A (File Nos. 002-90946, 811-04015) filed September 24, 2013 (Accession No. 0000940394-13-001073).
	(b)	Amendment dated August 13, 2020 and effective May 29, 2020 to Amended and Restated Master Custodian Agreement between Eaton Vance Funds and State Street Bank & Trust Company dated September 1, 2013 filed as Exhibit (9)(b) is incorporated herein by reference to Post-Effective Amendment No. 79 of Eaton Vance Special Investment Trust’s Registration Statement on Form N-1A filed September 24, 2020 (Accession No. 0000940394-20-001312).
	(c)	Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (9)(c) is incorporated herein by reference to Post-Effective Amendment No. 108 of Eaton Vance Special Investment Trust’s Registration Statement on Form N-1A (File Nos. 02-27962, 811-1545) filed September 27, 2010 (Accession No. 0000940394-10-001000).
	(d)	Amendment Number 1 dated May 16, 2012 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (9)(d) is incorporated herein by reference to Post-Effective Amendment No. 39 of Eaton Vance Municipals Trust II’s Registration Statement on Form N-1A (File Nos. 033-71320, 811-08134) filed May 29, 2012 (Accession No. 0000940394-12-000641).
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	(e)	Amendment dated September 1, 2013 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (9)(e) is incorporated herein by reference to Post-Effective Amendment No. 211 of Eaton Vance Mutual Funds Trust’s Registration Statement on Form N-1A (File Nos. 002-90946, 811-04015) filed September 24, 2013 (Accession No. 0000940394-13-001073).
	(f)	Amendment dated July 18, 2018 and effective June 29, 2018 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (9)(f) to Post-Effective Amendment No. 212 of Eaton Vance Growth Trust’s Registration Statement on Form N-1A filed July 31, 2018 (Accession No. 0000940394-18-001408) and incorporated herein by reference.
	(g)	Amendment dated August 13, 2020 and effective May 29, 2020 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (9)(g) is incorporated herein by reference to Post-Effective Amendment No. 79 of Eaton Vance Investment Trust’s Registration Statement on Form N-1A (File Nos. 033-01121, 811-04443) filed September 24, 2020 (Accession No. 0000940394-20-001312).
(10)		Not Applicable.
(11)		Opinion and Consent of Counsel – filed herewith.
(12)		Opinion of Ropes & Gray LLP supporting the tax matters discussed in the Proxy Statement/ Prospectus – to be filed by Amendment.
(13)	(a)	Transfer Agency and Services Agreement dated February 5, 2007 between American Stock Transfer & Trust Company and each Registered Investment Company listed on Exhibit 1 filed as Exhibit (13)(a) is incorporated herein by reference to Pre-Effective Amendment No. 3 to the initial Registration Statement on Form N-2 of Eaton Vance Tax-Managed Global Diversified Equity Income Fund (File Nos. 333-138318, 811-21973) filed February 21, 2007 (Accession No. 0000950135- 07- 000974).
	(b)	Amendment dated April 21, 2008 to Transfer Agency and Services Agreement dated February 5, 2007 between American Stock Transfer & Trust Company and each Registered Investment Company listed on Exhibit 1 filed as Exhibit (13)(b) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the initial Registration Statement on Form N-2 of Eaton Vance National Municipal Opportunities Trust (File Nos. 333-156948, 811-22269) filed April 21, 2009 (Accession No. 0000950135- 09- 083055).
	(c)	Amendment dated June 13, 2012 to Transfer Agency and Services Agreement dated February 5, 2007 between American Stock Transfer & Trust Company and each Registered Investment Company listed on Exhibit 1 filed as Exhibit (13)(c) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the initial Registration Statement on Form N-2 of Eaton Vance High Income 2021 Target Term Trust (File Nos. 333-209436, 811-23136) filed April 25, 2016 (Accession No. 0000950135- 16- 552383).
	(d)	Administrative Services Agreement dated March 1, 2021 between the Registrant and Eaton Vance Management filed as Exhibit (13)(d) is incorporated herein by reference to Post-Effective Amendment No. 2.
	(e)	Form of Organizational and Expense Reimbursement Arrangement filed as Exhibit (13)(e) is incorporated herein by reference to Pre-Effective Amendment No. 1.
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	(f)	Form of Additional Compensation Agreement filed as Exhibit (13)(f) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s initial Common Shares Registration Statement on Form N-2 as filed with the Commission on July 25, 2005 (Accession No. 0000950135-05-003471) (“Pre-Effective Amendment No. 2”).
	(g)	Form of Structuring Fee Agreement filed as Exhibit (13)(g) is incorporated herein by reference to Pre-Effective Amendment No. 2.
	(h)	Letter Agreement with Eaton Vance Management dated June 16, 2005 filed as Exhibit (13) (h) is incorporated herein by reference to Pre-Effective Amendment No. 2.
(14)		Consent of Independent Registered Public Accounting Firm – filed herewith.
(15)		Not Applicable.
(16)		Power of Attorney – filed herewith.
(17)	(a)	Form of Proxy is filed herewith and appears following the Prospectus/Proxy Statement included in this Registration Statement.
	(b)	Form of Dividend Reinvestment Plan filed as Exhibit (17)(d) is incorporated herein by reference to Pre-Effective Amendment No. 1.
(18)		Calculation of Filing Fee Table filed herewith.

Item 17.	Undertakings.

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned Registrant agrees to file by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed Reorganization within a reasonably prompt time after receipt of such opinion.

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NOTICE

A copy of the Agreement and Declaration of Trust of Eaton Vance Tax-Managed Buy-Write Opportunities Fund is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

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SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), this Registration Statement has been signed on its behalf by the Registrant, in the City of Boston, and the Commonwealth of Massachusetts, on the 22nd day of December, 2022.

EATON VANCE TAX-MANAGED BUY-WRITE OPPORTUNITEIS FUND
By:	Edward J. Perkin*
Edward J. Perkin President

Pursuant to the requirements of Section 6(a) of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signatures	Title	Date

Edward J. Perkin*	President (Chief Executive Officer)	December 22, 2022
Edward J. Perkin

James F. Kirchner*	Treasurer (Principal Financial and Accounting Officer)	December 22, 2022
James F. Kirchner

Thomas E. Faust Jr.*	Trustee	December 22, 2022
Thomas E. Faust Jr.

Mark R. Fetting*	Trustee	December 22, 2022
Mark R. Fetting

Cynthia E. Frost*	Trustee	December 22, 2022
Cynthia E. Frost

George J. Gorman*	Trustee	December 22, 2022
George J. Gorman

Valerie A. Mosley*	Trustee	December 22, 2022
Valerie A. Mosley

Keith Quinton*	Trustee	December 22, 2022
Keith Quinton

Marcus L. Smith*	Trustee	December 22, 2022
Marcus L. Smith

Susan J. Sutherland*	Trustee	December 22, 2022
Susan J. Sutherland

Scott E. Wennerholm *	Trustee	December 22, 2022
Scott E. Wennerholm

Nancy A. Wiser*	Trustee	December 22, 2022
Nancy A. Wiser

* By: /s/ Nicholas S. Di Lorenzo
Nicholas S. Di Lorenzo As Attorney-in-Fact
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EXHIBIT INDEX

The following exhibits are filed as a part of this Registration Statement:

Exhibit Number Description

(11)	Opinion and Consent of Counsel
(14)	Consent of Independent Registered Public Accounting Firm
(16)	Power of Attorney
(18)	Calculation of Filing Fee Table

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